UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
Gran Tierra Energy Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Notice of Annual Meeting
of Stockholders & Proxy Statement

2026

GranTierra Energy

TSX: GTE | **NYSE AMERICAN: GTE** | **LSE: GTE**

TO OUR STOCKHOLDERS,

We invite you to attend the Annual Meeting of Gran Tierra Energy Inc., (“Gran Tierra” or the “Company”) which will be on May 8, 2026, at 10:00 a.m. Mountain Time. This year’s Annual Meeting will be a virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting of Stockholders online, vote your shares electronically and submit your questions during the meeting by visiting

https://meetings.lumiconnect.com/400-401-359-207.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describes the business to be conducted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to submit your vote via the internet or mail.

The strength of Gran Tierra Energy rests on the quality, longevity and flexibility of our asset base, and our 2025 year-end reserves and resources results reinforce that foundation. Exploration success and strong operating performance delivered greater than 100% reserve replacement in South America on both a proved developed producing and proved plus probable (2P) basis. We ended 2025 with 2P reserves of 258 MMBOE. In addition to these reserves, our portfolio contains significant development and exploration potential across Canada, Colombia and Ecuador. Opportunities associated with the Hoadley Glauconitic project and multiple exploration prospects across our acreage position provide substantial running room for future reserve additions as activity progresses.

Today, Gran Tierra operates a geographically diversified portfolio spanning three countries on two continents. Our South American reserves base continues to be underpinned by material new discoveries in multi-zone, waterfloodable reservoirs. Colombia remains a core cash flow anchor, providing consistent production, experienced personnel, and a disciplined operating approach developed over decades of activity. The Company’s strategic acquisition in Ecuador of the Perico and Espejo blocks added scale and high-quality inventory, enabling coordinated development across adjacent blocks and enhancing long-term development optionality. Our presence in Western Canada complements the portfolio by adding stable, low-decline production and meaningful option value to North American natural gas, and contributing technical expertise that enhances performance across the organization.

Operating across multiple jurisdictions requires consistent standards, and our commitment to safe and responsible operations remains foundational across the portfolio. Our operational excellence culture is reflected in our safety performance. During 2025, our teams surpassed 37.2 million person-hours worked without a Lost Time Incident, an accomplishment that highlights our belief that safety is a shared responsibility. Protecting our people is fundamental to how we operate, and we remain committed to ensuring safety is fully embedded across all activities.

Our Beyond Compliance philosophy extends beyond the worksite and into the environments and areas where we operate This is demonstrated through NaturAmazonas, our flagship program which launched in 2017. The initiative has evolved into an integrated conservation and economic development platform supporting more than 800 local families in deforestation-free cacao farming and training over 420 local beekeepers in sustainable honey production. The Company also opened the Acordionero Forestry Centre in El Cairo, Cesar, Colombia, where nearly 11,000 native trees have been planted and approximately 9,000 plants are produced each month. The facility also includes a solar-powered closed-loop aquaponics system that reduces water use by more than 90%.

While these efforts demonstrate how we create value in the regions where we operation, 2025 also marked significant progress in strengthening Gran Tierra’s financial foundation. Our performance in 2025 positioned us to further strengthen our balance sheet and demonstrates clear market confidence in Gran Tierra. The exchange of our 9.5% Senior Secured Amortizing Notes due 2029, with approximately 89% participation, reflects meaningful bondholder support for Gran Tierra and its strategic direction. Along with the prepayment facility, these actions materially enhance our liquidity position as we enter into 2026.

Gran Tierra approaches 2026 from a position of greater financial strength, supported by a broad range of both development and exploration prospects, and a well-balanced portfolio designed to sustain production and enable continued expansion. The year’s performance highlights how disciplined capital allocation, consistent operational performance, and meaningful environmental stewardship work together to create durable value. In 2026, Gran Tierra is focused on maximizing free cash flow and accelerating deleveraging, while maintaining disciplined capital allocation. With a resilient asset foundation and collaborative relationships in our operating areas, we are positioned to maintain dependable results while further progressing our commitments to safety, sustainability, and returns for stockholders.

On behalf of the Board of Directors and our leadership team, thank you for your continued support and confidence in Gran Tierra Energy. We look forward to discussing our achievements and future plans with you at the 2026 Annual General Meeting.

On behalf of our Board of Directors and the Gran Tierra team, I want to thank all our stakeholders for their continued support.

Sincerely,

/s/ Gary S. Guidry President and Chief Executive Officer

March 17, 2026

GRAN TIERRA ENERGY INC.

500 Centre Street SE

Calgary, Alberta, Canada T2P 1A6

(403) 265-3221

Notice Of Meeting

Annual Meeting of the Stockholders of Gran Tierra Energy Inc.

Date: Friday, May 8, 2026	Time: 10:00 a.m. (Mountain Time)	Location: Virtual-only meeting via live webcast online at https://meetings.lumiconnect.com/400-401-359-207

The business of the meeting is to:

1.	Elect the five nominees specified in the accompanying proxy statement to serve as directors.

2.	Ratify the appointment of KPMG LLP as Gran Tierra’s independent registered public accounting firm for 2026.

3.	Approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers as disclosed in the accompanying proxy statement.

4.	Conduct any other business properly brought before the meeting and any adjournments and postponements thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

This notice and the attached proxy statement are first being mailed to our stockholders beginning on or about March 17, 2026. Holders of shares on March 13, 2026, the record date, are entitled to notice of, and to vote at, our meeting or any adjournment or postponement thereof.

Gran Tierra will be holding its annual meeting in a virtual-only format by way of webcast accessed at https://meetings.lumiconnect.com/400-401-359-207 and no physical or in-person meeting will be held. A virtual-only meeting will provide all stockholders an equal opportunity to participate at the annual meeting regardless of their geographic location or the particular constraints, circumstances or risks they may be facing. Stockholders will be able to attend the annual meeting online and vote their shares electronically and submit questions during the meeting.

If you are a registered stockholder, to attend the annual meeting and vote your shares electronically and submit questions during the meeting, you will need the control number included on the Notice of Internet Availability of Proxy Materials or proxy card that accompanied your proxy materials. If you are the beneficial owner of shares held in “street name”, and wish to attend the meeting insert your name in the blank space included in the proxy form provided by your broker or other agent and submit such proxy form to your broker or other agent prior to the voting deadline to vote your shares and submit questions during the meeting. In addition you must also register your appointment (of your broker or other agent) by emailing appointee@odysseytrust.com no later than the voting deadline and provide Odyssey with your name, email, number of shares appointed and name of broker or other agent where shares are held, so that Odyssey may email the appointee their control number.

We are using the “Notice and Access” method of providing proxy materials to our stockholders which provides our stockholders with a convenient way to access the proxy materials and vote, while allowing us to lower the costs of printing and distributing the proxy materials and reduce the environmental impact of our meeting. We will mail to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of a paper copy of our proxy materials. Stockholders receiving the Notice may review the proxy materials online or request a paper copy by following the instructions set forth in the Notice.

Please submit your proxy or voting instructions on the Internet or by telephone promptly by following the instructions about how to view the proxy materials on your Notice of Internet Availability of Proxy Materials so that your shares can be voted, regardless of whether you expect to attend the annual meeting. If you received your proxy materials by mail, you may submit your proxy or voting instructions on the Internet or you may submit your proxy by marking, dating, signing and returning the enclosed proxy/confidential voting instruction card. If you attend the annual meeting, you may withdraw your proxy and vote at the annual meeting.

By order of the Board of Directors

/s/ Gary S. Guidry Gary S. Guidry President and Chief Executive Officer

Calgary, Alberta, Canada

March 17, 2026

Proxy Statement Table of Contents

Proxy Statement Summary

This summary highlights information contained elsewhere within this proxy statement. You should read the entire proxy statement carefully and consider all information before voting. Page references are supplied to help you find further information in this proxy statement. This summary does not contain all of the information you should consider, and we encourage you to read the entire proxy statement before voting.

References to “we”, “us”, “our”, “Gran Tierra” or the “Company” are to Gran Tierra Energy Inc.

This proxy statement is first being mailed to our stockholders beginning on or about March 17, 2026. Holders of shares on March 13, 2026, the record date, are entitled to notice of, and to vote at, our meeting or any adjournment thereof.

Important Notice Regarding the Availability of Materials for the 2026 Annual Meeting of Stockholders to be Held on May 8, 2026: The proxy statement and our Annual Report for the fiscal year ended December 31, 2025 are available free of charge at https://www.grantierra.com/events/2026-annual-meeting/.

2026 Annual Meeting of Stockholders

Date: May 8, 2026	Time: 10:00 a.m. (Mountain Time)	Location: Virtual-only meeting via live webcast online at https://meetings.lumiconnect.com/ 400-401-359-207	Record Date: March 13, 2026

Voting Matters and Board Recommendations

Voting Matter	Board Vote Recommendation

Proposal 1: Election of Directors (page 9)

The Board and the Nominating and Corporate Governance Committee believe that each of the director nominees possesses the necessary qualifications and skills to provide effective oversight of the business and quality advice and counsel to our management team.

FOR each nominee

Proposal 2: Ratification of Selection of Independent Auditors (page 26)

The Board and the Audit Committee believe that the retention of KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm.

FOR

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation (page 29)

The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the Executive Compensation section beginning on page 32 and ending on page 47. Our executive compensation program reflects our philosophy of aligning executive compensation with the interests of our stockholders and a commitment to pay for performance.

FOR

Gran Tierra Energy 2026 Proxy Statement	1

PROXY STATEMENT SUMMARY

Director Nominees

The following table provides summary information about each director nominee. See pages 10 to 14 for more information.

Director Nominee	Director Since	Age	Committees

Robert B. Hodgins Chairman	2015	74	• Audit Committee • Compensation Committee • Nominating and Corporate Governance Committee • Health, Safety and Environment Committee • Reserves Committee

Gary S. Guidry President and Chief Executive Officer	2015	70

Alison M. Redford	2021	61	• Audit Committee • Nominating and Corporate Governance Committee • Compensation Committee • Health, Safety and Environment Committee

Ronald W. Royal	2015	77	• Audit Committee • Health, Safety & Environment Committee • Reserves Committee

Brooke Wade	2015	72	• Audit Committee • Compensation Committee • Nominating and Corporate Governance Committee • Reserves Committee

2	Gran Tierra Energy 2026 Proxy Statement

PROXY STATEMENT SUMMARY

Corporate Governance

We are committed to good corporate governance practices, which promote the long-term interests of our stockholders and strengthens our Board and management accountability.

Highlights of our corporate governance practices include the following:

✓	Independent Board Chair

✓	4 of 5 director nominees are independent

✓	Annual elections of all directors

✓	Majority voting for directors with resignation policy

✓	100% independent Committee members

✓	Annual self-evaluation of the Board and Committees

✓	Stock ownership guidelines for directors and officers

✓	No tax gross-up provisions in any new executive agreements (currently only applies to Chief Executive Officer in order to be equalized to Canadian colleagues)
✓	Policy prohibiting speculative trading of the Company’s stock

✓	Limited trading windows

✓	Clawback policy

✓	Stockholders may call special meetings of stockholders

✓	No stockholder rights (“poison pill”) or similar plan

✓	Regular executive sessions of independent directors

✓	Stockholders have the right to fill director vacancies caused by director removal

Executive Compensation Highlights

Our compensation philosophy and programs are based on the following core principles:

•	attract and retain highly capable individuals and offer competitive compensation opportunities,

•	pay for performance, and

•	align the interests of management with our stockholders.

Our equity compensation program is designed to be aligned with the interests of our stockholders and focuses on pay-for-performance:

•	The majority of 2025 executive compensation is considered to be “at risk” because its value is based on specific performance criteria and/or stock price appreciation and payout is not guaranteed.

•	In 2025, 80% of the value of equity awards granted to the Named Executive Officers (“NEOs”) consisted of performance stock units (“PSUs”) and 20% consisted of restricted stock units (“RSUs”).

•	The target for total compensation for each of our NEOs is approximately the 50th percentile as compared to the Company’s compensation peer group.

Gran Tierra Energy 2026 Proxy Statement	3

Questions and Answers About the Proxy Materials

and 2026 Annual Meeting

Why am I receiving these materials?

We are sending you these proxy materials because the Board of Directors (the “Board”) of Gran Tierra Energy Inc., a Delaware corporation (“Gran Tierra” or the “Company”), is soliciting your proxy to vote at the 2026 annual meeting of stockholders, including at any adjournments or postponements of the annual meeting. You are invited to attend the annual meeting, which is being held in a virtual-only format by way of webcast accessed at https://meetings.lumiconnect.com/400-401-359-207, to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, if you are a stockholder of record of our common stock, you may simply complete, sign and return the proxy card if you received a paper copy of our proxy materials, or follow the instructions below to submit your proxy through the internet. See “How do I vote” below for further information on how to vote, including if you hold our common stock through a broker in “street name” or hold exchangeable shares.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. We are sending to our stockholders of record the proxy materials, including this proxy statement and an annual report, or a Notice Regarding the Availability of Proxy Materials (the “Notice”). We intend that our stockholders who hold their stock in “street name” will receive a Notice from their broker, bank or other agent in which they hold the stock in “street name,” unless they have specified otherwise. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the proxy materials and Notice beginning on or about March 17, 2026 to all stockholders of record entitled to vote at the annual meeting. We expect that the Notice will be sent to stockholders who hold their stock in “street name” on or about this same date.

How do I attend the annual meeting?

The annual meeting will be held on Friday, May 8, 2026, at 10:00 a.m. (Mountain time) and will be held solely by remote communication, in a virtual-only format.

Instructions to Attend Online Meeting

•	Log in online at https://meetings.lumiconnect.com/400-401-359-207. The Meeting ID is 400-401-359-207. We recommend that you log in 15 minutes before the annual meeting starts.

•	Enter the control number found on the form of proxy or Notice, as applicable, into the Stockholder login section.

•	Enter the password: grantierra26

•	If you are a proxyholder, enter the credentials provided by Odyssey Trust Company

•	If you are a guest, complete the Guest login information.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on March 13, 2026, will be entitled to vote at the annual meeting. On this record date, there were 35,298,774 shares of common stock outstanding and entitled to vote.

A list of stockholders of record will be made available for ten days before the annual meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting and during the meeting to stockholders upon request via email to: info@grantierra.com, subject to satisfactory verification of status as a stockholder of record. Additionally, the list of stockholders of record shall be available for examination by stockholders during the annual meeting.

4	Gran Tierra Energy 2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2026 ANNUAL MEETING

Stockholders of Record: Shares Registered in Your Name

If at the close of business on March 13, 2026, your shares were registered directly in your name with Gran Tierra’s transfer agent, Odyssey Trust Company, then you are a stockholder of record. Registered stockholders will receive a proxy form containing the relevant details concerning the business of the meeting, including a control number required to access the virtual annual meeting.

Whether or not you plan to attend the annual meeting, we urge you to fill out and return the proxy or vote by proxy by telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on March 13, 2026, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and/or these proxy materials if you have received them, are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares electronically or submit questions at the annual meeting unless you request and obtain a valid proxy from your broker or other agent. See “How Do I Vote? - Beneficial Owner: Shares Registered in the Name of Broker or Bank” below for additional information about attending and participating in the annual meeting.

What am I voting on?

There are three matters scheduled for a vote:

1.	Election of five nominees named in the proxy statement to serve on the Board until the next annual meeting and until their respective successors are duly elected and qualified;

2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for 2026; and

3.	Approval, on an advisory basis, of the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement.

What if another matter is properly brought before the annual meeting?

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting or any adjournment or postponement thereof, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Will I be able to submit questions during the virtual annual meeting?

Stockholders will be able to submit questions through the virtual meeting website. Questions pertinent to meeting matters that comply with the meeting rules of conduct will be answered during the meeting, subject to time constraints. However, we reserve the right to exclude questions that are not pertinent to meeting matters, irrelevant to the business of the Company, derogatory or in bad taste, or relate to pending or threatened litigation, personal grievances or are otherwise inappropriate. Questions that are substantially similar may be grouped and answered once to avoid repetition.

How do I vote?

You may either vote “For” or “Against” or abstain from voting with respect to each nominee to the Board and each of the other matters to be voted on.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically at the annual meeting, vote by proxy on the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote electronically even if you have already voted by proxy.

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To vote electronically during the meeting, once you have logged into the annual meeting, you will be able to vote your shares electronically by clicking on the “Cast Your Vote” link on the meeting center site. It is important that you remain connected to the internet at all times during the annual meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the annual meeting.

Gran Tierra Energy 2026 Proxy Statement	5

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2026 ANNUAL MEETING

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To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us by 10:00 a.m. (Mountain time) on May 7, 2026, we will vote your shares as you direct.

To vote on the internet, go to https://vote.odysseytrust.com and follow the on-screen instructions. You will need the control number located on the Notice or Form of Proxy to access the voting site. Your internet vote must be received by 10:00 a.m. (Mountain time) on May 7, 2026, to be counted. The Chair of the Meeting reserves the right to accept late proxies and may waive or extend the proxy cut-off, with or without notice, but is under no obligation to accept or reject any particular late proxy.

We provide the option for internet proxy voting to allow you to vote your shares, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions, or these proxy materials and an annual report and form of proxy, from that organization rather than from Gran Tierra. Simply follow the voting instructions you receive from your broker, bank, or other agent to ensure that your vote is counted. If you have received these proxy materials and voting instructions therein, simply complete and mail the voting instructions to ensure that your vote is counted. Alternatively, if permitted by your broker or bank, you may vote by telephone or on the internet as instructed by your broker, bank or other agent. To vote electronically during the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent and appoint yourself as a proxyholder. Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form. In addition you must also register your appointment (of your broker or other agent) by emailing appointee@odysseytrust.com no later than the voting deadline and provide Odyssey with your name, email, number of shares appointed and name of your broker or other agent where shares are held, so that Odyssey may email the appointee their control number.

A stockholder has the right to appoint a person or entity (who need not be a stockholder) to attend and act for him/her on his/her behalf at the meeting other than the persons named in the enclosed instrument of Proxy. Stockholders who wish to appoint a third party proxyholder to represent them at the online meeting must submit their proxy or voting instruction form (if applicable) prior to registering your proxyholder. Registering your proxyholder is an additional step once you have submitted your proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the meeting. To register a proxyholder, stockholders MUST email appointee@odysseytrust.com and provide Odyssey Trust Company with their proxyholder’s contact information, including email address of appointee, amount of shares appointed and the name of broker or other agent where shares are held, so that Odyssey Trust Company may provide the proxyholder with a control number via email. Requests for registration must be received by Odyssey Trust Company no later than 10:00 a.m. (Mountain Time), on Thursday, May 7, 2026. You will receive a confirmation of your registration by email after Odyssey Trust Company receives your registration materials. At the time of the meeting, go to https://meetings.lumiconnect.com/400-401-359-207 and enter your control number and the meeting password, grantierra26.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 13, 2026. Cumulative voting is not permitted.

What if I return a proxy card or otherwise vote but do not make specific choices?

Stockholder of Record; Shares Registered in Your Name

If you are a holder of record and return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all five nominees for director, “For” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026, “For” the advisory vote to approve named executive officer compensation. If any other matter is properly presented at the annual meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

6	Gran Tierra Energy 2026 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2026 ANNUAL MEETING

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, your broker or other nominee is not permitted to vote on certain proposals and may elect not to vote on any of the other proposals unless you provide voting instructions. See “What are ‘broker non-votes’ and ‘abstentions’?” below. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on all three proposals.

What happens if I do not vote?

Stockholder of Record; Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, over the internet or at the annual meeting, your shares will not be voted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you hold your shares in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker, bank or other nominee how to vote your shares, they are not permitted to vote on certain proposals and may elect not to vote on any of the other proposals unless you provide voting instructions. See “What are ‘broker non-votes’ and ‘abstentions’?” below.

Abstentions occur when stockholders are present at the annual meeting but voluntarily abstain on any of the matters upon which the stockholders are voting.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

If you receive more than one Notice or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices or the instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record; Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date, or vote again on the internet;

•	You may send a timely written notice that you are revoking your proxy to Gran Tierra’s Corporate Secretary at 500 Centre Street S.E., Calgary, Alberta, Canada T2G 1A6; or

•	You may attend the annual meeting and vote. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted and must be received by 10:00 a.m. (Mountain time) on May 7, 2026, to be counted. The Chair of the Meeting reserves the right to accept late proxies and may waive or extend the proxy cut-off, with or without notice, but is under no obligation to accept or reject any particular late proxy.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count, for the proposal to elect directors and the other proposals, votes “For,” “Against,” abstentions and, if applicable, broker non-votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

Gran Tierra Energy 2026 Proxy Statement	7

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2026 ANNUAL MEETING

What are “broker non-votes” and “abstentions”?

If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, under certain securities exchange rules, the organization that holds your shares is not permitted to vote on certain matters, including the election of directors, and may determine not to vote your shares at all. In order to ensure that your shares are voted on all matters presented at the annual meeting, we encourage you to provide voting instructions in advance of the meeting, regardless of whether you intend to attend the annual meeting. If you do not provide voting instructions and the organization that holds your shares elects to vote your shares on some but not all matters, it will result in a “broker non-vote” for the matters on which the organization does not vote.

Abstentions occur when you provide voting instructions but instruct the broker to abstain from voting on a particular matter instead of voting for or against the matter.

How many votes are needed to approve each proposal?

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Proposal No. 1, the election of directors: our bylaws provide for a majority voting standard for the election of directors in uncontested elections, which is generally defined as an election in which the number of nominees does not exceed the number of directors to be elected at the meeting. Because this is an uncontested election, each director shall be elected by the vote of a majority of the votes cast at a meeting of stockholders at which a quorum is present. A “majority of the votes cast” means that the number of shares voted “For” a director nominee must exceed the number of votes cast “Against” that director nominee. For these purposes, abstentions and broker non-votes will not count as a vote “For” or “Against” a nominee’s election and will have no effect in determining whether a director nominee has received a majority of the votes cast. If an incumbent director is not elected by a majority of the votes cast, the incumbent director must promptly tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the director’s resignation or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results.

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Proposal No. 2, the ratification of the appointment of KPMG LLP as Gran Tierra’s independent registered public accounting firm for 2026, will be approved if it receives the affirmative vote of shares representing a majority of the votes present or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against”. Broker non-votes, if any, will have no effect.

•

Proposal No. 3, the advisory vote to approve named executive officer compensation, as disclosed in this proxy statement, will be approved if it receives the affirmative vote of shares representing a majority of the votes present or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against”. Broker non-votes, if any, will have no effect.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding outstanding shares of Gran Tierra’s capital stock representing at least one-third of the total number of votes that may be cast at the annual meeting are present at the annual meeting or represented by proxy. On the record date, there were 35,298,774 votes that could be cast. Thus, holders of outstanding shares representing at least 11,754,493 votes must be present virtually or represented by proxy at the annual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chair of the annual meeting or the holders of a majority of shares present at the annual meeting or represented by proxy must adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting.

What proxy materials are available on the internet?

The notice of meeting, proxy statement and annual report to stockholders are available to view on Gran Tierra’s website at: https://www.grantierra.com/events/2026-annual-meeting/

See “How do I vote?” above for voting instructions.

8	Gran Tierra Energy 2026 Proxy Statement

Corporate Governance And Board Matters

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors is nominating the five individuals identified below for election as directors. Unless you specify differently, proxies received will be voted FOR each of Robert B. Hodgins, Gary S. Guidry, Alison M. Redford, Ronald W. Royal and Brooke Wade. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of Gran Tierra. Each of the nominees was last elected at the 2025 annual meeting of stockholders. It is Gran Tierra’s policy to invite nominees for directors to attend the annual meeting and all of the Directors in office at the time, attended the 2025 annual meeting of stockholders.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Gran Tierra.

Gran Tierra Energy 2026 Proxy Statement	9

PROPOSAL 1: ELECTION OF DIRECTORS

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED BELOW.

NOMINEES FOR DIRECTOR

ROBERT B. HODGINS Age: 74 Calgary, Alberta, Canada Director since May 2015 Director and Independent Businessman Stockholder approval rating at the 2025 Gran Tierra annual meeting: 94.7%

Mr. Hodgins has been a corporate director and independent businessman since November 2004. Prior thereto, Mr. Hodgins served as the Chief Financial Officer of Pengrowth Energy Trust, a Toronto Stock Exchange (TSX) and New York Stock Exchange (“NYSE”)-listed energy trust, from 2002 to 2004. From 1998 to 2002, Mr. Hodgins was Vice President and Treasurer of Canadian Pacific Limited (a TSX and NYSE-listed diversified energy, transportation and hotels company). and from 1993 to 1998 he served as Chief Financial Officer of TransCanada PipeLines Limited (a TSX and NYSE-listed energy transportation company). Mr. Hodgins also served as a non-executive, part-time position as Senior Advisor, Investment Banking at Canaccord Genuity Corp., and as a director of Enerplus Corporation, AltaGas Ltd., and MEG Energy Corp.. Mr. Hodgins received an Honours Bachelor of Arts in Business from the Richard Ivey School of Business at the University of Western Ontario and received a Chartered Professional Accountant designation and was admitted as a member of the Institute of Chartered Accountants of Ontario in 1977 and Alberta in 1991. Mr. Hodgins is a member of the Institute of Corporate Directors and of the National Association of Corporate Directors.

Qualifications: With 40-plus years in the oil and gas industry as an executive and director and a strong reputation in the Canadian business community, Mr. Hodgins brings valuable industry and leadership experience to the Board. As a Chartered Professional Accountant and experienced executive in senior financial roles with several Canadian companies, Mr. Hodgins qualifies as one of Gran Tierra’s Audit Committee financial experts.

Year	Common Shares	DSUs	Stock Options

2025	2,000	157,640	—

2024	2,000	138,173	—

Other Public Board Directorships	Committee Position(s)

None

During the past five years, Mr. Hodgins served as a Director of the following public companies: Enerplus Corporation (until May 2023), AltaGas Ltd. (until May 2025) and MEG Energy Corp. (until November 2025).

10	Gran Tierra Energy 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

GARY S. GUIDRY

Age: 70

Calgary, Alberta, Canada

Director since May 2015

Non-Independent Director - President and Chief Executive Officer

Stockholder approval rating at the 2025 Gran Tierra annual meeting: 97.1%

Mr. Guidry is a professional engineer and has more than 40 years of experience developing and maximizing assets in the international oil and gas industry. Mr. Guidry has direct experience managing large, international projects, including assets in Latin America, Africa, the Middle-East and Asia. Prior to joining Gran Tierra, Mr. Guidry was the President and Chief Executive Officer of Caracal Energy Inc., a London Stock Exchange listed oil and gas company with operations in Chad, Africa. He held that position from mid-2011 until the company was acquired by Glencore plc for $1.8 billion in mid-2014. In 2014, Mr. Guidry was awarded the Oil Council Executive of the Year award for his leadership role with Caracal. Prior to Caracal, Mr. Guidry was the President and Chief Executive Officer of Orion Oil and Gas (TSX listed), which operated in western Canada from mid-2009 until mid-2011 when it was merged. From May 2005 until December 2008, he was the President and Chief Executive Officer of Tanganyika Oil Company (TSX listed) which operated in Syria and Egypt. Prior to Tanganyika, Mr. Guidry was Chief Executive Officer of Calpine Natural Gas Trust. Mr. Guidry is an Alberta-registered Professional Engineer and a member of the Association of Professional Engineers and Geoscientists. He received a Bachelor of Science in Petroleum Engineering from Texas A&M University in 1980.

Qualifications: Mr. Guidry, as Chief Executive Officer, is responsible for the operations, financial management and implementation of the Company’s strategy. Mr. Guidry’s extensive experience in the oil and gas industry and international operations developed through his experience as a senior executive at several publicly traded companies brings valuable expertise and perspective to the Board.

Year	Common Shares	PSUs	Stock Options

2025	476,381	673,366	141,797

2024	476,381	536,166	257,192

Other Public Board Directorships	Committee Position(s)

None

During the past five years, Mr. Guidry served as a Director of the following public companies: PetroTal Corp (1) (until August 2022) and Africa Oil Corp. (until March 2025).

(1)

PetroTal Corp. was formerly a related company. In November 2021 the Company sold its entire stake in PetroTal Corp.’s common shares. Mr. Guidry and Mr. Ellson were both nominated to the board of PetroTal Corp in 2017.

Gran Tierra Energy 2026 Proxy Statement	11

PROPOSAL 1: ELECTION OF DIRECTORS

ALISON M. REDFORD KC Age: 61 Calgary, Alberta, Canada Director since September 2021 Independent Director Stockholder approval rating at the 2025 Gran Tierra annual meeting: 94.6%

Ms. Redford serves as an advisor to national governments and ministries in emerging economies on regulatory reform to promote transparency and investor confidence. She provides independent advice on the development of regulatory regimes as they relate to climate, social and governance sustainability in emerging energy economies. Separately, Ms. Redford also serves as a strategic advisor to international public companies to assess risk and ensure regulatory compliance, particularly as it relates to Extractive Industries Transparency Initiatives and Community Benefits Agreements for affected Indigenous people. Previously, Ms. Redford served as Premier of Alberta from 2011 to 2014 and as Minister of Justice and Attorney General from 2008. She currently serves as a director on the Invest Alberta Corporation, where she advises the Government of Alberta on international investment, and as a director of Cascade Copper Corporation. She graduated from the College of Law at the University of Saskatchewan (1988) and also obtained a Master of Arts degree from the School of Oriental and African Studies at the University of London (2021). Ms. Redford was appointed King’s Counsel in 2008. Ms. Redford holds the Institute of Corporate Directors, Director designation.

Qualifications: Ms. Redford brings to the Board more than 25 years of experience from most recently serving as an advisor to national governments and ministries in emerging economies on regulatory reform to promote transparency and investor confidence. As well as serving as Premier of Alberta, Minister of Justice and Attorney General to private practice as a lawyer, Ms. Redford provides significant value to the board of directors of Gran Tierra.

Years	Common Shares	DSUs	Stock Options

2025	—	69,920	9,465

2024	—	50,376	9,465

Other Public Board Directorships	Committee Position(s)

Cascade Copper Corporation	• Audit Committee • Health, Safety and Environment Committee (Chair)

During the past five years, Ms. Reford served as a Director of Golden Shield Resources (until May 2025).

The Board of Directors has determined that Ms. Redford’s ability to effectively serve on the Company’s Audit Committee is not impaired by her membership on the Audit Committee of the other public board listed above.

12	Gran Tierra Energy 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

RONALD W. ROYAL Age: 77 Abbotsford, British Columbia, Canada Director since May 2015 Independent Director Stockholder approval rating at the 2025 Gran Tierra annual meeting: 96.6%

Mr. Royal has been an independent businessman since April 2007. Mr. Royal has more than 35 years of experience with Imperial Oil Ltd. and ExxonMobil’s international upstream affiliates. From 2011 to 2014, he served on the board of directors of Caracal Energy Inc., and prior to 2010, several other boards of private oil companies. Prior to retiring in 2007, Mr. Royal was President and Production Manager of Esso Exploration and Production Chad Inc. and resided in N’Djamena, Chad from 2002 to 2007. In 2003, he was awarded the title Chevalier de l’Ordre National du Chad for his contribution to the economic development of Chad. Mr. Royal received a similar honour from the State of Cameroon. He currently serves as a director of Tytan African Resources. Mr. Royal received his Bachelor of Applied Science from the University of British Columbia in 1972 and completed the Executive Development Program at Cornell University in 1986. He has been a member of the Association of Professional Engineers and Geoscientists of Alberta since 1972.

Qualifications: Mr. Royal brings to the Board over 35 years of experience in senior executive roles in the oil and gas industry, having previously held a variety of management positions both domestically and internationally.

Year	Common Shares	DSUs	Stock Options

2025	—	182,049	10,850

2024	—	159,970	23,436

Other Public Board Directorships	Committee Position(s)

None

During the past five years, Mr. Royal previously served as a Director of the following public company: Valeura Energy Inc. (until July 2023).

Gran Tierra Energy 2026 Proxy Statement	13

PROPOSAL 1: ELECTION OF DIRECTORS

BROOKE WADE Age: 72 Vancouver, British Columbia, Canada Director since June 2015 Independent Director Stockholder approval rating at the 2025 Gran Tierra annual meeting: 95.0%

Mr. Wade is the President of Wade Capital Corporation, a private investment company active in private equity, oil and gas, real estate and industrial businesses, and energy storage technology. From 1994 until 2005, Mr. Wade was the co-founder and Chairman and Chief Executive Officer of Acetex Corporation, a publicly traded chemical company specializing in acetyls, specialty polymers, and films. In July 2005, Acetex was acquired by Blackstone. Prior to founding Acetex Corporation, Mr. Wade was founding President and Chief Executive Officer of Methanex Corporation. In 1991, Ocelot Industries spun out its oil and gas assets and began a plan of growth through acquisition into what is today Methanex Corporation - the world’s largest methanol producer. Prior to joining Ocelot, he was involved in a number of independent business ventures. Mr. Wade serves on the boards of several private companies including Atlas Power Technologies Inc., Belkin Enterprises Ltd., and Big Bold Health Corporation. He is a member of the Advisory Board of Northbridge Capital Partners and is a participant of AEA Investors groups of funds. Mr. Wade earned a Bachelor of Commerce Degree from the University of Calgary in 1974 and received his Chartered Accountant designation in 1977. In 2012, Mr. Wade became a Fellow of the Institute of Chartered Accountants of British Columbia.

Qualifications: Mr. Wade’s extensive executive experience provides the Board with strong leadership and decision-making capabilities. His past service on other public company boards provides Gran Tierra with public company senior executive and board member perspectives and judgment important to guiding our company.

Year	Common Shares	DSUs	Stock Options

2025	227,947	194,570	10,850

2024	213,360	166,343	24,524

Other Public Board Directorships	Committee Position(s)

None

Majority Voting Standard

Our Bylaws provide for a majority voting standard for the election of directors in uncontested elections, which is generally defined as an election in which the number of nominees does not exceed the number of directors to be elected at the meeting. Because this is an uncontested election, each director shall be elected by the vote of a majority of the votes cast at a meeting of stockholders at which a quorum is present. A “majority of the votes cast” means that the number of shares voted “For” a director nominee must exceed the number of votes cast “Against” that director nominee. For these purposes, abstentions and broker non-votes will not count as a vote “For” or “Against” a nominee’s election and will have no effect in determining whether a director nominee has received a majority of the votes cast. If an incumbent director is not elected by a majority of the votes cast, the incumbent director must promptly tender his or her or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the director’s resignation or whether other action should be taken. The Nominating and Corporate Governance Committee shall recommend, and the Board of Directors’ decision shall be, to accept the resignation absent exceptional circumstances. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days from the date of the meeting of stockholders and publicly disclose its decision If the Board of Directors determines not to accept a resignation, the public disclosure shall fully state the reasons for such decision. A director who tenders his or her or her resignation after failing to receive a majority of the votes cast will not participate in the Nominating and Corporate Governance Committee’s or the Board’s recommendation or decision or any deliberations related thereto.

Other Information Regarding Our Directors

Our above-listed directors have neither been convicted in any criminal proceeding during the past ten years nor been parties to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state

14	Gran Tierra Energy 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

securities law or commodities law. Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

Skills Matrix

Below is a listing of each director’s key skills, together with a description of those key skills and experience desirable to support the strategic direction of Gran Tierra. Not every director is expected to be skilled in every area, however, we aim for the Board to have a balance of skills and experience. We believe the combination of the skills and qualifications shown below demonstrates how our board is well-positioned to provide effective oversight and strategic advice to our management.

Skills And Experience	Gary S. Guidry (President & Chief Executive Officer)	Robert B. Hodgins (Chair)	Alison M. Redford	Ronald W. Royal	Brooke Wade

Relevant Industry Skills

Energy Industry Executive Experience	✓	✓		✓	✓

Health, Safety and Environment Issues	✓		✓	✓

Engineering / Geology / Geophysics	✓			✓

Hydrocarbon Transportation and Marketing	✓	✓	✓	✓	✓

General Business Skills

Leadership	✓	✓	✓	✓	✓

Board Experience	✓	✓	✓	✓	✓

Finance/Capital Markets	✓	✓			✓

Mergers and Acquisitions	✓	✓		✓	✓

Legal and Governance	✓	✓	✓		✓

Government and Public Affairs	✓	✓	✓	✓

International Experience	✓	✓	✓	✓	✓

Human Resources and Compensation	✓	✓	✓		✓

Information Technology	✓	✓

Risk Management	✓	✓	✓	✓

Strategic Planning	✓	✓	✓	✓	✓

Accounting/Audit	✓	✓		✓	✓

Independence of the Board of Directors

Company believes in the importance of directors’ independence and follows rules of the NYSE American. As required under the NYSE American listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent”, as affirmatively determined by the Board.

The Board conducts an annual review regarding the independence from the Company’s management of each of its members. After review of all relevant identified transactions or relationships between each director, or any of his or her family members, and Gran Tierra, its senior management and its independent auditors, the Board has affirmatively determined that, other than Mr. Guidry, each of our directors and nominees for director (Robert B. Hodgins, Alison M. Redford, Ronald W. Royal, and Brooke Wade), are independent directors within the meaning of the applicable NYSE American listing standards. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with Gran Tierra. The Board likewise determined that Peter J. Dey, Evan Hazell, Sondra Scott, David P. Smith and Brad Virbitsky were independent within the meaning of the applicable NYSE American listing standards during their service on the Board prior to their departures. Mr. Guidry, Gran Tierra’s President and Chief Executive Officer, is not an independent director by virtue of his employment with Gran Tierra.

In connection with its assessment of the independence of each non-employee director, the Board of Directors also determined that (i) Mr. Hodgins, Ms. Redford, Messrs. Royal and Wade are independent as defined in Section 10A of the Exchange Act and under the standards set forth by the NYSE American applicable to members of the Audit Committee (ii) Messrs. Wade and Hodgins and Ms. Redford, are independent under the standards set forth by the NYSE American applicable to members of the Compensation Committee and (iii) Ms. Redford, Messrs. Hodgins and Wade, are independent under the standards set forth by the NYSE American applicable to members of the Nominating and Corporate Governance Committee.

Gran Tierra Energy 2026 Proxy Statement	15

PROPOSAL 1: ELECTION OF DIRECTORS

Stockholder Recommendations and Nominations to the Board

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth on page 22 in the section Considerations in Evaluating Director Nominees based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Gran Tierra Energy Inc., 500 Centre Street S.E., Calgary, Alberta, Canada T2G 1A6, Attention: Director Nominations. This written recommendation must be delivered at least 120 days prior to the anniversary of the mailing of Gran Tierra’s proxy statement for the last annual meeting of stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of Gran Tierra’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Code of Ethics

Gran Tierra has adopted a Code of Business Conduct and Ethics which is available in English and Spanish and applies to every employee, officer and director. Employees, officers and directors are expected to understand the Code and its application to the performance of his or her business responsibilities. The Code of Business Conduct and Ethics is available on the Company’s website at https://www.grantierra.com/sustainability/governance/. If Gran Tierra makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, Gran Tierra will promptly disclose the nature of the amendment or waiver on its website if required.

Diversity

Gran Tierra believes in the importance of diversity at all levels throughout the Company. We believe it is important for the Board to achieve a diversity of knowledge, experience, capabilities and viewpoints that support the Company’s strategic direction. Currently, Gran Tierra does not have a formal policy concerning the diversity of director nominees. However, when considering director candidates, the Board seeks individuals with backgrounds and qualities that, when combined with those of incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. As part of its annual self-evaluation, the Board assesses whether the directors, both individually and collectively, provide the integrity, experience, judgment, commitment, skills and expertise appropriate for the Company.

Gran Tierra recognizes the benefits of increasing the diversity of its board of directors. The Corporate Governance Guidelines state that as part of the search process for each new director, the Nominating and Corporate Governance Committee will actively seek out women and minority candidates to include in the pool from which Board nominees are chosen.

THE BOARD’S ROLE AND RESPONSIBILITIES

Role of the Board of Directors

The Board is selected by the stockholders to provide oversight of and strategic guidance to senior management. The core responsibility of a Board member is to fulfill his or her or her fiduciary duties of care and loyalty and otherwise to exercise his or her business judgment in the best interests of the Company and its stockholders. The Board has responsibilities to review, approve and monitor fundamental financial and business strategies and major corporate actions, assess major risks facing the Company and consider ways to address those risks, select and oversee management and determine its composition and oversee the establishment and maintenance of processes and conditions to maintain the integrity of the Company. Directors must act with integrity and are expected to demonstrate a commitment to the company, its values and its business and to long-term stockholder value. The duties and responsibilities of the Board and significant issues of corporate governance are set out in the Company’s Corporate Governance Guidelines which are regularly reviewed by the Nominating and Corporate Governance Committee. The guidelines are available on the Company’s website at https://www.grantierra.com/sustainability/governance/.

Succession Planning

As part of its mandate and annual workplan, the Nominating and Corporate Governance Committee reviews the succession plan for each senior officer, including the President and Chief Executive Officer. The Nominating and Corporate Governance Committee is responsible for ensuring that there is an orderly succession plan for the position of the President and Chief Executive Officer and

16	Gran Tierra Energy 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

other members of senior management. To meet this obligation, the President and Chief Executive Officer meets with the Nominating and Corporate Governance Committee and reviews each position, the status of the incumbent, a review of our talent pool and the succession plan for each role.

Board Role in Risk Oversight

The full Board is entrusted with the responsibility for overseeing the significant risks to which our business is exposed and ensuring there are processes in place to effectively identify, monitor and manage those risks. A significant risk is one that, if it were to occur, could materially impact our ability to meet or support our business objectives. The Board delegates responsibility for the execution of certain elements of risk oversight to the committees to ensure appropriate expertise, attention and diligence. The committees oversee the relevant risk areas and report their findings and activities to the Board regularly. Each committee operates according to a Board-approved written mandate outlining its duties and responsibilities. They also oversee the procedures and programs put in place by management to mitigate the risks and the allocation of adequate resources to address the risks. Management is responsible for ensuring that the Board and its committees are kept well informed of changing risks. The risk oversight responsibilities of the committees include the following:

• • • •	• • • •	• • • •	• • • •	• • • •

The Audit Committee

is responsible for overseeing the integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, compliance with legal and regulatory requirements, major financial and information technology risk exposures and the Company’s accounting and financing reporting processes.

The Compensation Committee is responsible for oversight of compensation-related risks, including reviewing management’s assessment of risks related to employee compensation programs.

The Health, Safety and Environment Committee assists in overseeing the development, monitoring and effective implementation of systems, programs and initiatives to promote the management of health, safety and security at Gran Tierra and to address environmental, safety and operational risks.

			The Nominating and Corporate Governance Committee assists in overseeing governance related risks, including regulatory, reputation and other risks.	The Reserves Committee assists in overseeing the risks related to the Company’s estimates of proved reserves of oil and natural gas.

Further, the Board has delegated the primary responsibility to oversee risks from cybersecurity threats to the Audit Committee. The Board and the Audit Committee regularly review the measures implemented by the Company to identify and mitigate data protection and cybersecurity risks. As discussed in the 2025 Annual Report on Form 10-K, the Board and Audit Committee are updated on a biannual basis, or as required, by the Executive Vice President, Corporate Services on the Company’s internal information technology (“IT”) security testing, any unauthorized attempts to access the Company’s network, any significant developments in cybersecurity risks and threats, and updates on the Company’s policies and procedures for protecting the Company’s data. The Company has protocols by which certain cybersecurity concerns, incidents and threats are escalated within the Company and, where appropriate, reported in a timely manner to the Board and Audit Committee.

Communications with the Board of Directors

Stockholders are encouraged to communicate by voting on the items in the proxy statement, by attending the annual meeting, by participating in the Company’s quarterly investor calls and by contacting us by mail or email. Security holders and other interested parties wishing to communicate with the Board or an individual director may send a written communication addressed to the Corporate Secretary of the Company at 500 Centre Street S.E., Calgary, Alberta, Canada T2G 1A6, Attention: Corporate Secretary. Communications also may be sent by e-mail to the following address info@grantierra.com. Further information about Gran Tierra’s Security Holder Communication Process is available on Gran Tierra’s website at https://www.grantierra.com/sustainability/governance/.

Gran Tierra Energy 2026 Proxy Statement	17

PROPOSAL 1: ELECTION OF DIRECTORS

BOARD STRUCTURE AND PROCESSES

Board Leadership Structure

The positions of Board Chair and the Chief Executive Officer of the Company are held by two individuals. We believe separation of the roles of Board Chair and Chief Executive Officer helps preserve our Board’s independence and objectivity and provides an appropriate division of labor between our Board Chair and Chief Executive Officer. The Board believes that the current board leadership structure, coupled with a strong emphasis on board independence, effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. Robert B. Hodgins currently serves as non-executive Board Chair and as a non-executive and independent director. The Board Chair presides over meetings of the Board, presides over meetings of stockholders, consults and advises the Board and its committees on the business and affairs of the Company, and performs additional duties as the Board may otherwise determine and delegate.

Board Effectiveness and Director Assessment

The Board performs an annual self-assessment, led by the Chair of the Nominations and Corporate Governance Committee, to evaluate its effectiveness in fulfilling its obligations. Directors complete a written questionnaire covering performance of the Board and its committees. The Chair of the Nominations and Corporate Governance Committee then interviews each director to obtain an assessment of the effectiveness of the Board and committees, as well as director performance and Board dynamics, summarizes these individual assessments for discussion with the Board and committees, and then leads a discussion with the Nominating and Corporate Governance Committee and the Board.

Considerations in Evaluating Director Nominees

The Nominating and Corporate Governance Committee is responsible for identifying and recruiting new candidates for nomination to the Board. The Nominating and Corporate Governance Committee considers recommendations for nominees for directorships submitted by stockholders. The Company will evaluate director nominees proposed by stockholders on the same basis as recommendations received from any other source. Please see “Stockholder Recommendations and Nominations to the Board” in this Proxy Statement for procedures to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board.

In developing recommendations for the Board, the Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Gran Tierra and the long-term interests of stockholders. Some of the qualifications that the Nominating and Corporate Governance Committee considers include:

Independence (as per applicable NYSE American listing standards and applicable SEC rules and regulations)	Relevant Industry Experience	Excellence in His or Her Field

Potential Conflicts of Interest and Other Commitments	Board Experience	Ethics	Diversity of Experience

18	Gran Tierra Energy 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

In conducting this assessment, the Nominating and Corporate Governance Committee considers viewpoint diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Gran Tierra, to maintain a balance of knowledge, experience and capability.

The Nominating and Corporate Governance Committee believes that candidates should have certain minimum qualifications including:

•	the highest personal and professional ethics and integrity

•	skills that are complementary to those of the existing Board
•	financial literacy

•	sound business judgment

•	commitment to represent the long-term interests of Gran Tierra’s stockholders

To identify, recruit and evaluate qualified candidates for the Board, the Nominating and Corporate Governance Committee may use the services of professional search firms. In some cases, nominees have been individuals known to Board members or others through business or other relationships.

Director Tenure

Gran Tierra does not have a retirement policy or term limit for directors. We review our Board composition annually to ensure our Board has the right skills to ensure the Company’s long-term success.

Orientation and Education

The purpose of the Director Orientation and Education Program is to ensure there is an orientation program for new directors and an ongoing education program for existing directors. The program includes materials and resources that will inform and educate directors on the Company’s corporate governance framework, its business, operations and current issues and strategies. New directors attend an orientation session at which senior management review the Company’s business, strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its principal officers, and its internal and independent auditors. New directors are also provided with a copy of the Company’s director’s manual which includes the Board and Committee mandates, corporate governance guidelines and other company policies.

Each director is expected to maintain the necessary level of expertise to perform his or her responsibilities as a director. Continuing education is provided through a number of methods, including an annual dedicated strategy session, periodic field trips, presentations from senior management, employees, and outside experts to the Board and its Committees on topics of interest and developing issues, as well as the ongoing distribution of relevant information. These presentations, meetings and discussions serve to increase the Board’s knowledge of the Company and its business, and assist the Board in the execution of its duties. During 2025, the Board attended a number of sessions relevant to our business and the regulatory environment presented by senior executives of the Company and our legal counsel.

All of our directors are members of the Institute of Corporate Directors (ICD) and the National Association of Corporate Directors (NACD), which provide continuing education for directors through publications, seminars and conferences. During 2025, a number of our directors attended seminars provided through ICD and NACD.

Gran Tierra Energy 2026 Proxy Statement	19

PROPOSAL 1: ELECTION OF DIRECTORS

Director Meetings and Attendance

Directors are expected to attend, in person or by telephone, all meetings of the Board and all meetings of each committee of which they are a member. During 2025, the Board held nine meetings, the Audit Committee held five meetings, the Compensation Committee held two meetings, the Health, Safety and Environment Committee held four meetings, the Nominating and Corporate Governance Committee held four meetings and the Reserves Committee held three meetings. No member of the Board attended fewer than 75% of the aggregate of the total number of meetings of the Board and Board committes on which he or she served and which were held during the period for which he or she served. Directors are also expected to attend the Company’s annual meeting of stockholders and all of the Company’s directors then in office attended the 2025 annual meeting, which was held by webcast.

Executive Sessions

As part of each regularly scheduled Board meeting, the independent directors meet without our management team. The Board Chair leads such discussions.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has five standing committees: an Audit Committee, a Compensation Committee, a Health, Safety and Environment Committee, a Nominating and Corporate Governance Committee, and a Reserves Committee. The composition and responsibilities are described below. Members serve on these committees until their resignation or until otherwise determined by the Board.

The committees regularly report their activities and actions to the full Board, generally at the next Board meeting following the committee meeting. Each of the committees operates under a charter approved by the Board. Current copies of the charters of the committees are available on the Company’s website at https://www.grantierra.com/sustainability/governance/.

Audit Committee

Members: Robert B. Hodgins (Chair), Alison M. Redford, Ronald W. Royal, Brooke Wade

The Audit Committee oversees the accounting and financial reporting process and the audit of the Company’s financial statements, and assists the Board in monitoring the financial systems and Gran Tierra’s legal and regulatory compliance. The Audit Committee met five times in 2025 and at each meeting met with our independent auditors and the internal auditor, both privately and in the presence of management. The Audit Committee is responsible for, among other things:

•

Evaluation and retention of Auditors

•

Approval of audit engagements

•

Approval of non-audit services

•

Review of audited financial statements and management’s discussion and analysis

•

Review of quarterly financial statements

•

Review of earnings press releases

•

Review of accounting principles and policies

•

Establish procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and violations of applicable laws, rules and regulations

•

Review of guidelines and policies with respect to risk assessment and risk management

•

Review of the scope, adequacy and effectiveness of internal control over financial reporting

•

Review and oversee the internal audit function

•

Approval of the Company’s hedging policies

The Audit Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and the NYSE American, TSX and LSE. A copy of the Audit Committee Charter is available on Gran Tierra’s website at https://www.grantierra.com/sustainability/governance/.

The Board has determined that each of the members of the Audit Committee satisfies the requirements for audit committee independence and financial literacy under the rules and regulations of the NYSE American and the SEC. The Board has determined that Messrs. Hodgins and Wade are financial experts as per Item 407(d)(5) of Regulation S-K established by the SEC. The Audit Committee held five meetings during the fiscal year ended December 31, 2025.

20	Gran Tierra Energy 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Compensation Committee

Members: Brooke Wade (Chair), Robert B. Hodgins and Alison M. Redford

The Compensation Committee acts on behalf of the Board to review, recommend for adoption and oversee Gran Tierra’s compensation strategy, policies, plans and programs. The Compensation Committee’s responsibilities include, among other things:

•

Review and approve the components of compensation for the Chief Executive Officer and other executive officers

•

Review and approve the corporate goals and objectives relevant to the compensation for the Chief Executive Officer and other executive officers

•

Evaluate the performance of the Chief Executive Officer and other executive officers in light of established goals and objectives

•

Establish policies with respect to equity compensation arrangements

•

Review the risks arising from our compensation policies and practices

•

Review and approve the compensation and other terms of employment or service, including severance and change-in-control arrangements, of Gran Tierra’s Chief Executive Officer and the other executive officers

•

Oversee Gran Tierra’s equity compensation plans for employees

•

Evaluate and make recommendations regarding director compensation

•

Select compensation consultants and other advisors

•

Review the Executive Compensation, when required

•

Oversee the administration of Gran Tierra’ clawback policy

The Compensation Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and the NYSE American, TSX and LSE. A copy of the Compensation Committee Charter is available on Gran Tierra’s website at https://www.grantierra.com/sustainability/governance/.

The Board has determined that each of the members of the Compensation Committee satisfies the requirements for compensation committee independence under the rules and regulations of the NYSE American and the SEC. The Compensation Committee held two meetings during the fiscal year ended December 31, 2025.

Health, Safety and Environment Committee

Members: Ronald W. Royal (Chair), Robert B. Hodgins and Alison M. Redford

The Health, Safety and Environment Committee acts on behalf of the Board and assists the Board in fulfilling its responsibilities in relation to environmental, health and safety matters, including monitoring and overseeing the Company’s policies and procedures for ensuring compliance by the Company with environmental regulatory requirements and ensuring that employees are provided with a safe environment in which to perform their duties. The Health, Safety and Environment Committee is responsible for, among other things:

•

Develop and approve the environmental, health and safety goals and objectives of the Company

•

Review and monitor the environmental policies and activities of the Company and review and monitor the Company’s compliance programs with respect to environmental laws and legislation and that the Company conforms with industry standards

•

Review and monitor the health and safety policies and activities of the Company

•

Review and discuss with management environmental, health and safety compliance issues and incidents of non-compliance and discuss with management the Company’s response with respect to those matters

•

Review significant external or internal audit or consultants’ reports relating to environmental, health or safety matters;

•

Review significant legislative and regulatory changes including policy proposals and modifications that could impact the Company

•

Review and report to the Board on the sufficiency of resources available for carrying out the actions and activities recommended

The Health, Safety and Environment Committee operates under a written charter that was adopted by the Board, a copy of which is available on Gran Tierra’s website at https://www.grantierra.com/sustainability/governance/.

The Board has determined that each of the members of the Health, Safety and Environment Committee satisfies the requirements for independence under the rules and regulations of the NYSE American. The Health, Safety and Environment Committee is scheduled to meet each quarter, and held four meetings during the fiscal year ended December 31, 2025.

Gran Tierra Energy 2026 Proxy Statement	21

PROPOSAL 1: ELECTION OF DIRECTORS

Reserves Committee

Members: Ronald W. Royal (Chair), Robert B. Hodgins and Brooke Wade

The Reserves Committee acts on behalf of the Board and assists the Board in fulfilling its oversight responsibilities with respect to evaluating and reporting on the Company’s oil and gas reserves. The Reserves Committee is responsible for, among other things:

•

Approve the engagement of the independent reserves evaluators and their compensation and evaluate any such reserve evaluator’s performance

•

Review disclosure procedures with respect to the oil and gas activities of the Company

•

Review the Company’s procedures for providing information to the independent reserves evaluator

•

Meet with the independent reserves evaluators

•

Make recommendations to the Board regarding the approval of the Company’s year-end reserves evaluations

The Reserves Committee operates under a written charter that was adopted by the Board, a copy of which is available on Gran Tierra’s website at https://www.grantierra.com/sustainability/governance/.

The Board has determined that each of the members of the Reserves Committee satisfies the requirements for independence under the rules and regulations of the NYSE American. The Reserves Committee held three meetings during the fiscal year ended December 31, 2025.

Nominating and Corporate Governance Committee

Members: Alison M. Redford (Chair), Robert B. Hodgins and Brooke Wade

The Nominating and Corporate Governance Committee assists the Board in overseeing the Company’s corporate governance functions; identify, review and evaluate candidates to serve as directors of Gran Tierra, assessing the performance of the Board and management, and developing a set of corporate governance principles for Gran Tierra. The Nominating and Corporate Governance Committee is responsible for, among other things:

•

Identify and review director nominees

•

Consider recommendations for Board nominees and proposals submitted by the Company’s stockholders

•

Assess the performance of the Board

•

Oversee Gran Tierra’s compensation plan for directors

•

Recommend chair and membership of board committees

•

Review director independence

•

Review succession planning for the Board and key leadership roles on the Board and its committees

•

Review the Board’s leadership structure and recommend changes to the Board

•

Consider and review continuing education for directors

•

Review and assess our Corporate Governance Guidelines

•

Review succession planning for our Chief Executive Officer and other executive officers

•

Review insurance coverage for the directors and executive officers

The Nominating and Corporate Governance Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and the NYSE American, TSX and LSE. A copy of the Compensation Committee Charter is available on Gran Tierra’s website at

https://www.grantierra.com/sustainability/governance/.

The Board has determined that each of the members of the Nominating and Corporate Governance Committee satisfies the requirements for independence under the rules and regulations of the NYSE American. The Nominating and Corporate Governance Committee held four meetings during the fiscal year ended December 31, 2025.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has at any time been an officer or employee of Gran Tierra. No member of the Board or of the Compensation Committee served as an executive officer of another entity that had one or more of our executive officers serving as a member of that entity’s board or compensation committee.

22	Gran Tierra Energy 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

DIRECTOR COMPENSATION

The objective of Gran Tierra’s compensation program for non-executive directors is to attract and retain directors of a quality and nature that will enhance our long-term sustainable profitability and growth. Director compensation is intended to provide an appropriate level of remuneration considering the experience, responsibilities, time commitment and accountability of their roles. The Company intends for director compensation to be competitive with our peer companies. Any director who is also an employee of the Company does not receive additional compensation for serving as a director.

Non-executive director compensation is reviewed and recommended annually by the Nominating and Corporate Governance Committee to verify that it is reasonable in light of the time required from directors and aligns directors’ interests with those of our stockholders.

The director compensation structure for non-executive directors as of January 1, 2025 was as follows:

	2025 Annual Cash Retainer and Travel Fees (1)	2025 Annual Equity Retainer (DSUs, RSUs, Stock Options) (1)

Board Chair	$67,400	$138,444

Board Member	$40,076	$116,948

Audit Committee Chair	$32,789

Other Committee Chairs	$21,860

Committee Members	$10,930

Travel Fee (over three hours) per meeting	$1,093
(1)

All compensation to non-employee directors is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. The exchange rate at December 31, 2025 was used for this purpose and was one US dollar to Canadian $1.3724.

The cash retainer portion of the director’s fees can be taken in the form of cash, Restricted Stock Units (“RSUs”), Deferred Stock Units (“DSUs” and each a “DSU”) or any combination thereof, as elected by each non-employee director. The equity portion must be taken in the form of equity until the stock ownership guideline is achieved. A maximum of 25% of the equity retainer can be taken as stock options which vest immediately and expire after five years. DSUs vest immediately but are not paid out until the director ceases to be a director of Gran Tierra and RSUs vest and are paid out after three years. The number of DSUs or RSUs credited to each director is calculated by utilizing a previous year-end ten (10) day volume weighted average pricing mechanism by the fair market value of Gran Tierra’s stock on the day of determination. A travel fee is paid to each director for travel over three hours to a Board meeting.

Directors’ DSU Plan

The DSU plan allows directors to defer receipt of their cash fees and invest such deferred amounts in notional shares of Gran Tierra. Directors who have elected to be paid all or a portion of the annual retainer in DSUs receive their awards on January 1 of each year. The number of DSUs or RSUs credited to each director is calculated by dividing the dollar value of the portion of the director’s retainer that he or she has elected to be paid in the form of DSUs by the previous year-end ten (10) day volume weighted average pricing of Gran Tierra on the day of determination. The DSUs vest immediately but are not paid out until the director ceases to be a director of Gran Tierra. The Board has discretion to settle the DSUs in common shares or in a cash amount equal to the market value of common shares at the time of settlement. DSUs are not shares and do not carry voting rights. DSUs received by directors in lieu of cash compensation and held by them represent an at-risk investment in Gran Tierra. The value of DSUs is based on the value of the common shares of Gran Tierra, and therefore is not guaranteed.

Gran Tierra Energy 2026 Proxy Statement	23

PROPOSAL 1: ELECTION OF DIRECTORS

Director Compensation Table

The following table shows for the fiscal year ended December 31, 2025, the value of amounts paid or granted to all non-employee directors of Gran Tierra:

	Fees Earned or Paid in Cash ($) (1)	Equity Retainer	All Other Compensation ($) (3)	Total ($)
		Stock Awards (2)

Robert B. Hodgins	100,189	138,444	5,465	244,098

Alison M. Redford	72,865	116,948	1,093	190,906

Ronald W. Royal	83,795	116,948	4,372	205,115

Brooke Wade	83,795	116,948	1,093	201,836

(1)

Amounts reported in this column represent cash and committee retainers, whether received currently or deferred in DSUs. Cash fees that were deferred by an election of a director and received in the form of DSUs (Stock Awards) are reported in the table below. All compensation to non-employee directors is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. For 2025 compensation amounts, the exchange rate at December 31, 2025 of one U.S. dollar to Canadian $1.3724 is used.

	Cash Fees - Cash Retainer

	Cash ($)	Stock Awards ($DSUs)

Robert B. Hodgins	100,189	—

Alison M. Redford	50,823	22,042

Ronald W. Royal	43,719	40,076

Brooke Wade	—	83,795

(2)

Amounts in the Stock Awards column reflect the aggregate grant date fair value of DSUs computed in accordance with GAAP. The Company currently intends to settle the DSUs outstanding as of December 31, 2025 in cash, and, therefore, DSUs are accounted for as liability instruments. The amounts in this column include DSUs which were issued as a result of an election by the directors to be paid a portion of their retainer in the form of DSUs. The value ultimately realized by each director may or may not be equal to this determined value. As of December 31, 2025, each of the non-employee directors had aggregate outstanding DSUs as follows, all of which were fully vested: Mr. Hodgins – 157,640; Ms. Redford – 69,920; Mr. Royal – 182,049 and Mr. Wade – 194,570. As of December 31, 2025, none of the directors held RSUs.

(3)	Amounts reported in this column represent fees paid for travel to or from a meeting of the Board in excess of three hours per meeting.

24	Gran Tierra Energy 2026 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS

Director Share Ownership Requirements
Gran Tierra maintains a policy requiring directors to acquire common shares and/or DSUs equivalent in value to three times their annual cash retainer within five years from the date of first election to the Board. The shareholdings of each non-executive
director are valued using either the closing price of our shares on December 31 each year or the value at the time they were acquired, whichever is greater. The following table sets out the non-executive
director share ownership requirements for 2025.

Ownership Requirement 2025

Board Chair	3x annual Board cash retainer fees in Common Shares and DSUs 3 X $67,400 = $202,201

Non-Executive Directors	3x annual Board cash retainer fees in Common Shares and DSUs 3 x $40,076 = $120,227
All of the Directors have met their share ownership requirements as of December 31, 2025.
Insider Trading Policy; Prohibition on Hedging and Pledging
We have adopted an insider trading policy (the “Insider Trading Policy”) and procedures governing the purchase, sale, and other transactions in our Company’s securities by the Company’s directors, officers, and employees, and other covered persons that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations and NYSE listing standards.
The Insider Trading Policy prohibits engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time. The policy also prohibits margining or pledging Company securities. In addition, our Insider Trading Policy, among other things, prohibits our officers, directors and employees from trading during quarterly and special blackout periods.
Directors’ and Officers’ Insurance
We maintain an insurance policy for directors’ and officers’ liability which provides coverage for costs incurred to defend and settle claims against directors or officers up to an annual limit of $60 million. The cost of coverage for 2026 is approximately $450,974. Directors and officers do not pay any portion of the premiums. No claims were made or became payable in 2025.

Gran Tierra Energy 2026 Proxy Statement	25

Audit-Related Matters

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board believes that the continued retention of KPMG LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders and has further directed that management submit the selection of KPMG LLP for ratification by the stockholders at the annual meeting.

Neither Gran Tierra’s Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG LLP as Gran Tierra’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Gran Tierra and its stockholders.

Representatives of KPMG LLP are expected to be present at the annual meeting and will have an opportunity to make a statement and respond to appropriate questions from stockholders raised at the meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” OF PROPOSAL 2.

Audit Committee Report

The Audit Committee is a committee of the Board comprised solely of independent directors as required by the listing standards of the NYSE American and rules of the SEC. In accordance with the written Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025, with management of Gran Tierra and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements, and the independent registered public accounting firm has the responsibility for the audit of those statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the Securities and Exchange Commission.

The following directors served on the Audit Committee at the time the Committee reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 and recommended their inclusion in the Company’s Annual Report on Form 10-K.

David P. Smith, Chair

Evan Hazell

Robert B. Hodgins

Alison M. Redford

Ronald W. Royal

26	Gran Tierra Energy 2026 Proxy Statement

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Principal Accountant Fees and Services

The Audit Committee is responsible for the audit fee negotiations associated with the retention of our independent registered public accounting firm. For the fiscal years ended December 31, 2025, and December 31, 2024, KPMG LLP served as our independent registered public accounting firm. The aggregate fees paid by the Company to KPMG LLP for professional services rendered in Gran Tierra’s last two fiscal years are as follows. In determining the independence of KPMG LLP, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining KPMG LLP’s independence.

	Year Ended December 31,

(Thousands of U.S. Dollars) (1)	2025	2024

Audit Fees	2,949	1,296

Tax Fees (2)	167	106

All Other Fees	16	149

Total Fees	3,132	1,551

(1)	All amounts not denominated in U.S. Dollars were converted using the exchange rate at December 31, 2025 of one U.S. Dollar to Canadian $1.3724.
(2)	Included in Tax Fees are $140K fees related to tax compliance for 2025 (2024 - $106K).

Audit Fees

Audit Fees are primarily for the annual audit of the Company’s consolidated financial statements included in the Form 10-K, including the audit of the effectiveness of the Company’s internal controls over financial reporting, the reviews of the Company’s financial statements included in the Forms 10-Qs, statutory audits, and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements.

Tax Fees

Tax fees were for tax compliance, tax advice and tax planning.

All Other Fees

All Other Fees relate to CPAB (Canadian Public Accountability Board) participation fees charged by KPMG LLP in 2025.

All services described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures

Our Audit Committee is responsible for the engagement of the independent auditors and for approving, in advance, all auditing services and permitted non-audit services to be provided by the independent auditors. The Audit Committee maintains a policy for the engagement of independent auditors that is intended to maintain the independence from Gran Tierra of the independent auditors. In adopting this policy, our Audit Committee considered the various services that independent auditors have historically performed or may be needed to perform in the future for Gran Tierra. Under this policy:

•

the Audit Committee approves the performance by the independent auditors of audit or permitted non-audit services, subject to restrictions in certain cases, based on the Audit Committee’s determination that such services would not be likely to impair the independence of the independent auditors from Gran Tierra;

•	Gran Tierra’s management must obtain the specific prior approval of our Audit Committee for each engagement of the independent auditors to perform any audit or permitted non-audit services; and

•

the performance by the independent auditors of certain types of services (bookkeeping or other services related to the accounting records or financial statements of Gran Tierra; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, or investment adviser or investment banking services; legal services and expert services unrelated to the audit; and any other service that the applicable federal oversight regulatory authority determines, by regulation, is impermissible) is prohibited due to the likelihood that their independence would be impaired.

Gran Tierra Energy 2026 Proxy Statement	27

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

In its review of all non-audit service fees, our Audit Committee considers, among other things, the possible effect of these services on the independence of our independent auditors. Relevant considerations include, but are not limited to, whether the services are prohibited pursuant to SEC rules, whether the auditors are best positioned to provide the services, and the percentage of total services the non-audit services will comprise.

Any approval required under this policy must be given by our Audit Committee or by the chairperson of the Audit Committee in office at the time, provided that any pre-approval decisions made by the chairperson must be reported to the Audit Committee at its next scheduled meeting. Gran Tierra’s Audit Committee will not delegate its responsibilities to approve services performed by the independent auditors to any member of management. All services rendered by KPMG LLP in 2025 were subject to our pre-approval policy.

28	Gran Tierra Energy 2026 Proxy Statement

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act, Gran Tierra’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers as disclosed in this proxy statement in accordance with SEC rules. This vote is not intended to address any specific item of compensation, but rather the overall compensation of Gran Tierra’s named executive officers for the last completed fiscal year and the philosophy, policies and practices described in this proxy statement.

The compensation of Gran Tierra’s named executive officers subject to the vote is disclosed in the Executive Compensation section, including the compensation tables and the narrative disclosure related to such compensation tables contained in this proxy statement. As discussed in those disclosures, Gran Tierra believes that its compensation policies and decisions are consistent with current market practices and are focused on pay-for-performance principles that strongly align the interests of our named executive officers with those of our stockholders. Compensation of Gran Tierra’s named executive officers is designed to enable Gran Tierra to attract and retain talented and experienced executives to lead Gran Tierra successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of Gran Tierra’s named executive officers as described in this proxy statement in pages 32 to 42 by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Gran Tierra’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion related to such compensation tables in this proxy statement, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or Gran Tierra. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. The next non-binding advisory vote on the compensation of named executive officers is expected to occur in 2027.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Gran Tierra common stock as of March 13, 2026 (unless otherwise indicated) by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock.

Name of Person or Identity of Group	Amount and Nature of Beneficial Ownership	Percentage of Class (1)

Equinox Partners Investment Management LLC (2)	6,381,471	18.1%

Entities and Persons affiliated with LM Asset Management Inc. (3)	4,236,200	12.0%

(1)	Based on 35,298,774 shares of common stock outstanding as of March 13, 2026.

(2)

As of December 31, 2025, based solely on information contained in a Schedule 13F filed with SEC on February 17, 2026, Equinox Partners Investment Management LLC beneficially owned 6,381,471 shares of the Company’s common stock. The address of Equinox Partners Investment Management LLC is 3 Stamford Plaza, 301 Tresser Blvd, 13th Fl., Stamford, CT 06901.

(3)

As of January 5, 2026, based solely on information contained in a Schedule 13G/A filed with the SEC on January 7, 2026, Entities and Persons affiliated with LM Asset Management Inc. beneficially owned 4,236,200 shares of the Company’s common stock. The address of LM Asset Management Inc. is 915 - 1055 West Hastings Street, Vancouver, BC, Canada, V6E 2E9.

Gran Tierra Energy 2026 Proxy Statement	29

PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding the beneficial ownership of Gran Tierra common stock as of March 13, 2026 by (i) each named executive officer of Gran Tierra named on page 31, (ii) each current director of Gran Tierra (including director nominees) and (iii) all of Gran Tierra’s executive officers and directors as a group as of March 13, 2026. Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

Name of Person	Common Stock	Shares Which May Be Acquired Within 60 Days (1)	Total Shares Beneficially Owned (2)	Percent of Outstanding Common Stock (3)

Ryan Ellson (4) (5)	160,726	61,954	222,680	*

Jim Evans (4) (6)	51,416	36,158	87,574	*

Gary S. Guidry (4)	502,768	90,665	593,433	1.7%

Robert B. Hodgins	2,000	191,629	193,629	*

Alison M. Redford	0	112,121	112,121	*

Ronald W. Royal	0	228,428	228,428	*

Brooke Wade (7)	227,947	250,200	478,147	1%

Phillip D. Abraham	41,157	13,177	54,334	*

Sebastien Morin	32,641	26,750	59,391	*

Directors and executive officers as a group (total of 9 persons)			2,029,737	5.75%

*	Less than 1%.

(1)	Includes shares which may be acquired as of or within 60 days after March 13, 2026, upon the exercise of stock options and stock awards held by executive officers and directors.

(2)

Represents the total shares listed under the columns “Common Stock” and “Shares Which May Be Acquired Within 60 Days.” Under SEC rules, beneficial ownership as of any date includes any shares as to which a person, directly or indirectly, has or shares, voting power or dispositive power and also any shares as to which a person has the right to acquire such voting or dispositive power as of or within 60 days after such date through the exercise of any stock option or other right.

(3)	Based on 35,298,774 shares of common stock issued and outstanding as of March 13, 2026.

(4)	Includes the shares held by the Executive in the Company’s Employee Share Purchase Plan.

(5)	The number of common stock includes 3,000 shares over which Mr. Ellson may be deemed to have beneficial ownership.

(6)	The number of common stock includes 3,200 shares owned by Mr. Evans’ spouse.

(7)	The number of common stock includes 170,600 shares owned by Wade Capital Corporation, a corporation owned by Mr. Wade.

DELINQUENT SECTION 16(a) REPORTS

The Company believes that all required Section 16(a) filings for the year ended December 31, 2025 were made on a timely basis, with the exception of certain filings delayed due to administrative matters related to obtaining EDGAR codes during the EDGAR Next transition.

30	Gran Tierra Energy 2026 Proxy Statement

PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

EXECUTIVE OFFICERS

Our executive officers as of March 13, 2026, are as follows:

Name	Age	Title

Gary S. Guidry	70	President and Chief Executive Officer

Ryan Ellson	50	Chief Financial Officer and Executive Vice President, Finance

Sebastien Morin	49	Chief Operating Officer

Phillip D. Abraham	55	Executive Vice President, Legal and Land

Jim Evans	60	Executive Vice President, Corporate Services

Gary S. Guidry. For the biography of Mr. Guidry, see “Proposal 1, Election of Directors.”

Ryan Ellson has been Gran Tierra’s Chief Financial Officer since May 2015. Mr. Ellson has over 25 years of experience in a broad range of international corporate finance and accounting roles. Mr. Ellson served as a Director of Canary Biofuels until September 2024 and until September 2022 was a Director at PetroTal Corp. (since December 2017). From July 2014 until December 2014 Mr. Ellson was Head of Finance for Glencore E&P (Canada) Inc. and prior thereto Vice President, Finance at Caracal Energy Inc.(“Caracal”), a London Stock Exchange (“LSE”) listed company with operations in Chad, Africa from August 2011 until July 2014. Glencore E&P (Canada) purchased Caracal in July 2014. Prior to Caracal, Mr. Ellson was Vice President of Finance at Sea Dragon Energy from April 2010 until August 2011. In these positions, Mr. Ellson oversaw financial and accounting functions, implemented and oversaw internal financial controls, secured reserve based lending facility’s and was involved in multiple capital raises. Mr. Ellson has held management and executive positions with companies operating in Chad, Egypt, India and Canada. Mr. Ellson is a Chartered Professional Accountant and holds a Bachelor of Commerce and a Master of Professional Accounting from the University of Saskatchewan. Mr. Ellson has completed the Leadership for Senior Executives program at Harvard Business School and the General Management Program at the Wharton School of the University of Pennsylvania.

Sebastien Morin has been Gran Tierra’s Chief Operating Officer since November 6, 2023. Mr. Morin has more than 25 years of experience in the oil and gas industry in various management positions. Prior to his appointment as Chief Operating Officer of the Company, Mr. Morin served as President and Chief Operating Officer at WesternZagros Resources, a privately-owned petroleum operating company with production sharing contracts in the Kurdistan region of Iraq, from 2021 to 2023. Prior to his role at WesternZagros, Mr. Morin was Vice President Global Drilling and Completions at Gran Tierra, leading up to that he held progressively more senior positions at Gran Tierra in Colombia and in the Corporate Office in Calgary from August 2014 to September 2021. From May 2001 to July 2014, Mr. Morin worked at Imperial Oil (Esso) and ExxonMobil, where he achieved more senior technical and managerial positions in upstream and downstream including roles in drilling and completions, reservoir development, production, customer service and distribution, mostly onshore but also with experience offshore in the Gulf of Mexico. Mr. Morin has a Bachelor of Science degree in Geological Engineering from the University of Waterloo in 2001.

Phillip Abraham has been with Gran Tierra in a variety of roles since January 2016 and, in addition to his current role as Executive Vice President, Legal and Land, is also Gran Tierra’s Corporate Secretary. He is a lawyer with over 25 years of corporate and legal experience. His legal experience includes positions at prominent law firms and is broadly based with a focus on international oil and gas law. Mr. Abraham’s corporate experience extends to a variety of leadership positions with Cenovus Energy, Encana Corporation and Nexen Inc. His experience in oil and gas includes onshore and offshore projects around the world in Canada, Latin America, Europe, Africa, Asia and the Middle East. Mr. Abraham is a member of Law Society of Alberta, holds both a B.A. and an LL.M. from the University of Calgary and a LL.B. from the University of Victoria, and was first called to the bar in British Columbia in 1997. He is credited as the author of various publications and has presented in numerous professional forums.

Jim Evans has been Gran Tierra’s Executive Vice President, Corporate Services, since May 2015. Mr. Evans has over 30 years of experience including working the last 20 years in the international oil and gas industry. Most recently, Mr. Evans was the Head of Compliance & Corporate Services for Glencore E&P (Canada) Inc. from July 2014 to December 2014, and prior thereto Vice President of Compliance & Corporate Services at Caracal Energy Inc. from July 2011 to June 2014 where he oversaw the execution of corporate strategy and goals, developed and implemented a robust corporate compliance program, and managed all aspects of IT, document control, security and administration. Mr. Evans also managed the recruitment, training and retention of staff in both Calgary and Chad. He oversaw the growth of Caracal Energy from seven employees to more than 400 at the time of sale to Glencore. Prior to Caracal, Mr. Evans held senior management and executive positions at Orion Oil and Gas and Tanganyika Oil, with operating experience in Egypt, Syria and Canada. Mr. Evans holds a Bachelor of Commerce degree from the University of Calgary.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

EXECUTIVE COMPENSATION

The following discussion provides details regarding our executive compensation program and 2025 compensation arrangements for each of our Named Executive Officers (“NEOs”) who, for 2025 were:

Name	Title at December 31, 2025

Gary S. Guidry	President and Chief Executive Officer

Ryan Ellson	Chief Financial Officer and Executive Vice President, Finance

Sebastien Morin	Chief Operating Officer

Philosophy and Objectives of our Executive Compensation Program

Our compensation philosophy is to provide an attractive, flexible, and market-based total compensation program that is tied to performance and aligns the interests of our NEOs with those of our stockholders. The Company’s objective is to recruit and retain the caliber of executive officers and other key employees necessary to deliver sustained high performance to our stockholders as well as economic growth and respect for the communities in which we have a strong presence. Our compensation philosophy also serves as a means of communicating our goals and standards of conduct and performance, and for motivating and rewarding our NEOs in relation to their achievements. Our compensation philosophy includes the principles described below:

•

Hire and retain top caliber and highly capable executives: Executive officers should have a total compensation package that is market competitive and permits us to hire and retain high-caliber individuals at all levels.

•

Pay for performance: A significant portion of the annual compensation opportunity for our executive officers should be directly tied to the achievement of key operational and financial measures aligned with our strategy, relative TSR and our share price performance. Directly linking pay with our performance is essential to delivering long-term value to our stockholders.

•	Create Stockholder Alignment: A significant portion of compensation should be variable (at risk) and equity-based. Executives are also required to meet significant share-ownership guidelines.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Responsibilities for Executive Compensation

Compensation decisions for our executive officers are made by the Compensation Committee, with input from our independent compensation consultants as well as from our Chief Executive Officer. The specific roles are summarized below:

Compensation Committee

•

Oversees compensation policies, plans and programs, reviews and determines the compensation to be paid to our executive officers and directors annually.

•

Oversees our annual and long-term incentive plans and programs and periodically assesses our non-employee director compensation program.

•

Approves the goals of our Chief Executive Officer, evaluates our Chief Executive Officer’s performance in light of those goals and objectives and recommends to the Board the approval of the Chief Executive Officer’s annual compensation.

•

Together with our Chief Executive Officer, reviews and approves the corporate performance goals and objectives of our other NEOs and recommends to the Board the approval of the annual compensation package for the other NEOs.

•

Holds executive sessions with no management present.

Board	• Reviews Chief Executive Officer’s performance. • Approves Chief Executive Officer and NEO compensation.

Independent Compensation Consultants

•

Provides the Compensation Committee with independent advice concerning the types and levels of compensation to be paid to our Chief Executive Officer and the other NEOs.

•

Provides market compensation data (e.g., industry compensation surveys and benchmarking data) on base salary, annual incentives and long-term incentives and industry trends.

Chief Executive Officer	• Reviews performance of other NEOs with the Compensation Committee. • Makes recommendations on base salary, annual bonus and long-term incentives awards for the other NEOs.

The Board and the Compensation Committee hold regular executive sessions at the end of each meeting with no representatives of the management team present. Our Chief Executive Officer does not attend any portion of the Compensation Committee or Board meeting during which his compensation is deliberated or approved. Except as expressly described in the table above, our President and Chief Executive Officer does not play any role with respect to any matter affecting his own compensation.

The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the President and Chief Executive Officer. From time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Under the charter, the Compensation Committee has the authority to obtain, at the expense of Gran Tierra, advice and assistance from compensation consultants, internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee and may amend the engagement with or terminate any such advisor as it deems necessary or appropriate.

The Compensation Committee and the Board make their compensation decisions for the upcoming year, and review performance for the prior year, generally in the first quarter of the year. Annual bonuses in respect of 2025 performance were recommended by the Compensation Committee and approved by the Board in February 2026.

Assessment of Company Performance

The Compensation Committee uses Company performance measures to establish total compensation ranges relative to our performance and the performance of our comparator groups as outlined on the following page. In addition, the Compensation Committee establishes specific performance measures that determine payouts under cash and equity-based incentive programs.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Role of the Independent Compensation Consultant

When making determinations regarding executive compensation, the Compensation Committee considers advice from external advisors and third-party compensation surveys as well as the advice of Compensation Committee members and other members of the Board based on their knowledge and experience to set competitive, results driven levels of salary and other compensation.

The Compensation Committee may, in its sole discretion, retain or obtain the advice of independent compensation consultants or other external advisors and is directly responsible for the appointment, compensation arrangements and oversight of the work of any such person. The retention of independent compensation consultants and scope of services provided by them are assessed on an annual basis.

The Compensation Committee may select a compensation consultant only after taking into consideration all factors relevant to that person’s independence from management. We will provide appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to any independent compensation consultants or other external advisors retained by the Compensation Committee.

Risk Considerations

The Compensation Committee and the Board periodically review the risks associated with our compensation policies and practices. These assessments include an examination of the changes in our risk profile over the past year for our compensation policies and practices. Based on this assessment, the Compensation Committee and the Board each determined that these risks were not reasonably likely to have a material adverse effect on us. Among other things, the Compensation Committee and the Board took into consideration the fact that:

•	the current significant weighting towards long-term incentive compensation, the value of which depends on the value of our shares, discourages short-term risk taking;

•	our annual incentive compensation program includes several different metrics, preventing NEOs from focusing on one metric at the exclusion of other important performance goals;

•

our compensation program is appropriately balanced such that if annual bonus targets are not achieved, base pay and long-term incentive compensation will still provide the executives with a reasonable amount of compensation;

•	stock options and PSUs for executives vest over three years, which discourages short-term risk taking;

•

we maintain a clawback policy that requires us to recover certain excess incentive-based compensation in the case of a restatement of financial results due to material noncompliance with U.S. federal securities laws;

•	stock ownership guidelines encourage a long-term perspective by our executives; and

•	incentive awards are decided by the Compensation Committee and recommended to the Board for approval.

Compensation Peer Group – 2025

The following is our peer group for executive compensation purposes. The companies in the executive compensation peer group were selected with the assistance of our independent compensation consultant and consist of companies that are of similar size as Gran Tierra, are in the same line of business, and are listed on a major exchange in Canada or the United States. We included companies with an enterprise value of at least $0.7 billion and Working Interest production before royalties of 20,000+ BOEPD as of December 2025.

Athabasca Oil Corporation	Baytex Energy Corp.

Bonavista Energy Corporation	Frontera Energy Corporation

Denbury Resources Inc.	Kosmos Energy Ltd.

Civitas Resources Inc.	Matador Resources Company

Geopark Limited	Parex Resources Inc.

Laredo Petroleum, Inc.	Whitecap Resources Inc.

Paramount Resources Ltd.

VAALCO Energy Inc.

The Company has a separate peer group for evaluating performance which is further explained on page 38.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Elements of Our Compensation Program

Our executive compensation program includes a mix of fixed and variable pay with performance periods ranging from one to five years. The primary elements are summarized in the table below:

Compensation	Fixed/Variable	Cash/Equity	Time Period	Goal

Base Salary	Fixed	Cash	1 year	Provide fixed level of income

Short-term Incentive	Variable	Annual cash bonus	1 year	Reward contribution to annual corporate and individual performance

Long-term Incentive	Variable	PSUs RSUs	3 years 3 years	Reward medium and long-term performance and align interests of management and stockholders

Base Salary

We pay base salaries in order to attract and retain talented executives and to provide our NEOs with a fixed component of cash compensation. The salaries typically reflect each NEO’s experience, skills, knowledge and responsibilities. Competitive market conditions also have an impact on setting salary levels. Our Chief Executive Officer annually reviews the salaries of our NEOs other than his own, which is reviewed and determined by the Compensation Committee. Changes in our NEOs’ base salaries from 2024 to 2025 are set forth in the table below.

Name	2025 Base Salary (1) ($)	2024 Base Salary (2) ($)	% Change 2024-2025

Gary S. Guidry	$510,055	$486,449	—

Ryan Ellson	$364,325	$347,463	—

Sebastien Morin	$364,325	$347,463	—

(1)	For ease of comparison, amounts reported in this column are converted from Canadian dollars to U.S. dollars at the exchange rate of $1.3724 at December 31, 2025.

(2)	For ease of comparison, amounts reported in this column are converted from Canadian dollars to U.S. dollars at the exchange rate of $1.4390 at December 31, 2024.

Short Term Incentives – Cash Bonus

Our most critical compensation objective is for a significant portion of each NEO’s compensation to be tied to Company performance. Our annual cash bonus plan provides opportunities for our executives, including the NEOs, to earn annual cash bonuses tied to the successful achievement of key operational, financial and market objectives that drive our business and stockholder value.

On February 24, 2026 the Compensation Committee approved the annual bonus target for each of our NEOs which were calculated as a percentage of their respective base salaries.

The value of the bonus is calculated as below:

Bonus Payment Amount	=	Salary	x	Bonus Target %	x	(	Individual Weighting x Individual Rating	+	Corporate Weighting x Corporate Rating	)

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PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The following bonus structure was approved by the Compensation Committee for the following executives in connection with 2025 performance, which bonus structure was unchanged from the previous year:

Name	Target Payout as a % of Base Salary	Corporate Performance Weighting	Individual Performance Weighting

Gary S. Guidry	100%	100%	—%

Ryan Ellson	80%	80%	20%

Sebastien Morin	80%	80%	20%

Assessment of Individual Performance

Individual performance has a significant impact on the annual cash bonus for NEOs other than the President and Chief Executive Officer and is weighted between 20% and 40% of the award with the remaining amount being driven by our performance relative to our corporate performance measures. The individual performance rating for each NEO, other than the President and Chief Executive Officer, is determined through a formal performance evaluation conducted with the President and Chief Executive Officer. The performance evaluation measures how each NEO performs against criteria directly related to their position.

2025 Corporate Performance Goals and Scores

Results between the Company’s Corporate Target can be interpolated on a linear basis. The lower number results in a multiplier of 0, middle results in a multiplier of 1 and the upper threshold is a multiplier of 2.

Target	Unit	Corporate Target	Weighting	Score

Operational

WI Production	kboepd	45 – 49 – 53	10%	3%

Capital Program Execution, includes 5% Contingency	$MM	293 – 273 – 253	10%	16%

1P Reserve Replacement Ration (1)%		85 – 100 – 115	10%	—

Financial

G&A (gross, excluding bonus)	$MM	80 – 74 – 68	10%	—

Lifting Costs; 10% reduction from 2023 (2)	per BBL	15 – 13 – 11	10%	5%

Adjusted EDITDA	$MM	370 – 400 – 430	10%	—

Maintain net debt to EBITDA of less than 1.5x	ratio	1.5 – 1 – 0.8	5%	—

Market

Generate Free Cash Flow, Prior to 5% Capital Contingency (3)	$MM	0 – 20 – 45	15%	—

Strategic

Successful Horizontal Well or Exploration/Appraisal Success; IP 30, greater than 300 bbls/day	50% Success	1 – 2 – 3	15%	30%

(1)	1P reserves have been calculated in compliance with NI 51-101 and COGEH and are based on the GTE McDaniel Reserves Report. See “Disclosure of Oil and Gas Information” for important information.

(2)	Lifting Costs include production and transportation expenses.

(3)	Free Cash Flow equals funds from operations less capital expenditures before exploration expense and before annual cash incentive bonuses payment.

36	Gran Tierra Energy 2026 Proxy Statement

PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Actual Annual Cash Bonuses Earned for 2025
The following table shows the 2025 annual cash bonus awards earned by each NEO:

	2025 Base Salary ($)	Target Payout as a % of Base Salary	2025 Cash Bonus Earned ($) (1)	2025 Actual Cash Bonus (% of Base Salary)

Gary S. Guidry	510,055	100%	397,843	78%

Ryan Ellson	364,325	80%	269,600	74%

Sebastien Morin	364,325	80%	255,028	70%

(1)	Amounts reported in these columns are converted from Canadian dollars to U.S. dollars at the exchange rate of $1.3724 at December 31, 2025. Final 2025 cash bonuses were paid in mid-February 2025.
Long-Term Equity Incentive Program
Our equity compensation program has been designed to incorporate equity awards that vest based on the achievement of key operational goals established by the Board of Directors as described below. Approximately 80% of the long-term equity incentive opportunity in 2025 consisted of PSUs and 20% consisted of RSUs, in each case, based on the award’s fair value at the grant date.
2025 PSUs Granted
As part of our long-term incentive plan, PSUs are designed to create a link between executive compensation and increased stockholder value by rewarding NEOs for achievement against key performance metrics over a three-year period. Our goal is to further incentivize our executives to achieve the operational goals established by the Board and to increase share and net asset value for our stockholders.
Each PSU entitles the holder to be issued the number of common shares designated in the performance award multiplied by a payout multiplier, with such common shares (or cash equal in value to such shares) to be issued on dates determined by the Compensation Committee, but by no later than March 10 of the year following the year in which the last performance period applicable to the award ends. The payout multiplier is determined based on the performance of the Company relative to pre-defined
corporate performance measures for the period. The number of PSUs that vest may range from zero to 200% of the target number granted based on the performance multiplier earned under the terms of the award agreement. Each recipient must also remain in the continuous service of Gran Tierra from the date of grant through the date of settlement in order for the award to vest. PSUs are granted annually.
The PSUs granted to our NEOs in 2025 may become fully vested at the end of the overall performance period, based upon our performance with respect to four separate performance periods as follows:

Performance Period	Percentage of Target Award Subject to Performance Period

January 1, 2025—December 31, 2025	20%

January 1, 2026—December 31, 2026	20%

January 1, 2027—December 31, 2027	20%

January 1, 2025—December 31, 2027	40%

Total	100%
The calculation of the performance multiplier is as follows:

•	50% weighting: Gran Tierra’s Total Shareholder Return (“TSR”) relative to that of peer companies in our Performance Peer Group;

•	25% weighting: Gran Tierra’s Financial Covenant Compliance and Free Cash Flow; and

•	25% weighting: execution of strategy (as determined by the Board).
Total Shareholder Return.
The Compensation Committee believes that the comparison of Gran Tierra’s TSR over a specified period of time to the returns of peer companies over the same period is an objective external measure of the Company’s

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PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

effectiveness in translating its results into stockholder returns. TSR is calculated by comparing Gran Tierra’s change in share price relative to the performance of a pre-selected
peer group of companies with respect to the same measures. The framework included in the table below is used in determining our relative TSR.

Performance Level	TSR Percentile	Payout Multiplier

Lowest	< 25%	0

Middle	25% < 50%	1

Upper	50% < 75%	1.5

Maximum	>75%	2
The Compensation Committee approved the following total shareholder return performance peer group (the “Performance Peer Group”) for the 2025 PSUs, which is the same Performance Peer Group used for our 2024 PSUs:

Baytex Energy Corp.	Parex Resources Inc.

Callon Petroleum Company	Tamarack Valley Energy Ltd.

Canacol Energy Ltd.	W&T Offshore Inc.

Crescent Energy Company	Tullow Oil plc

Kosmos Energy Ltd.	Surge Energy Inc.

Matador Resources Company	Panoro Energy ASA

Frontera Energy Corporation	VAALCO Energy Inc.

Obsidian Energy Ltd.
If any of the peer companies undergoes a change in corporate capitalization or a corporate transaction (including, but not limited to, a going-private transaction, bankruptcy, liquidation, merger or consolidation) during the performance period, the Compensation Committee will undertake an evaluation to determine whether such peer company will be replaced.
The Performance Peer Group was developed with the assistance of our independent compensation consultants to meet at least one of the following specifications: an enterprise value of at least $1 billion; Proved Reserves of 30 million BOE; WI production before royalties of 20,000+ BOEPD; production to be at least 50% oil and natural gas liquids. Enterprise value was calculated as the market value of our common stock plus the market value of debt minus cash and investments.
Financial Covenant Compliance and Free Cash Flow.
The Company has a number of financial covenants that it must comply with in order to maintain good standing with its lenders. The Company must also generate Free Cash Flow calculated as funds from operations less capital expenditures before exploration expense and before annual cash incentive bonuses payment. Free Cash Flow was chosen as a performance metric for our PSUs because it provides an indication of the ability of the Company to execute its exploration program and paydown its debt. Financial covenant compliance and free cash flow demonstrates the Company’s ability to increase its underlying value without risking stockholder value and diluting stockholders. The framework included in the table below is used to assess Financial Covenant Compliance and Free Cash Flow performance. Results between the performance levels are interpolated on a linear basis.

Financial Covenant Compliance

Performance Level	Financial Covenant Compliance	Payout Multiplier (% of the Target Award)

Threshold	non-compliance	0

Target	compliance	200

Performance Level	Free cash flow measured at end of year	Payout Multiplier (% of the Target Award)

Threshold	less than $10mm	0

Target	$20mm	100

Maximum	Greater than $30mm	200

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PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Strategy.
Execution of strategy was chosen as a performance metric for our PSUs because it provides a link to the Company’s success in meeting key milestones and achieving its strategic goals. The Strategic Goals included metrics set by the Compensation Committee relating to acquisitions, exploration discoveries, financing and exploration commitments which have been included in the Company’s annual budget and subsequently approved by the Board.
The following table lists the number of PSUs awarded in 2025 at minimum, target, and maximum levels:

	Minimum # of units	Target # of units	Maximum # of units

Gary S. Guidry	0	229,508	459,016

Ryan Ellson	0	143,443	286,886

Sebastien Morin	0	143,443	286,886
2025 Performance Results.
On February 24, 2026, the Compensation Committee confirmed and approved the performance results for the portion of the 2023, 2024 and 2025 annual PSU awards that vest based on performance during the one-year
performance period ended December 31, 2025 and continued employment through the end of 2025.
For the performance period ended December 31, 2025, the performance results were as follows:

	2025 Performance Factor Level	Weighting	Payout Multiplier

TSR – Relative TSR to peers	Target	50%	0.50

Financial Covenant Compliance and Free Cash Flow	Above Target	25%	0.00

Strategy Achievement	Above Target	25%	0.50

Total Multiplier			1
The PSUs granted in February 2023 vested on December 31, 2025 and the calculation of the performance multiplier for the three-year period is as follows:

Year	Financial & Strategy Targets	Three Year TSR	Weighted Contribution

2023	1.00		0.2

2024	1.00		0.2

2025	0.50		0.1

Three-Year	0.83		0.33

Three-Year TSR		1.0	0.50

TOTAL MULTIPLIER			1.33
Actual Total Compensation Paid to NEOs

Year	Total Target Compensation for PEO (USD) (a)	Total Compensation Actually Paid to PEO (USD) (b)	Average of Total Target Compensation for Non- PEO NEOs (USD) (c)	Average of Total Compensation Actually Paid to Non-PEO NEOs (USD) (d)

2025	$3,060,000	$2,235,000	$1,580,000	$ 1,263,000

2024	$3,060,000	$2,312,000	$1,461,000	$947,000

2023	$2,405,000	$2,913,000	$1,312,000	$ 1,599,000
Principal Executive Officer (PEO)—Gary S. Guidry—President and Chief Executive Officer.
Non-PEO
NEOs—for 2025 (during which we were a smaller reporting company and therefore subject to reduced disclosure obligations regarding executive compensation) Ryan Ellson, Executive Vice President and Chief Financial Officer and Jim Evans, Executive Vice President, Corporate Services: for 2024: Ryan Ellson, Sebastien Morin, Chief Operating Officer, Jim Evans and Phillip D. Abraham, Executive Vice President, Legal and Land; for 2023 (during which we were a smaller reporting company and therefore subject to reduced disclosure obligations regarding executive compensation): Ryan Ellson and Jim Evans.
All compensation is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table at the exchange rate of $1.3724 at December 31, 2025.

(a)	This column represents the total target compensation of the PEO which includes: base salary, short term incentive plan and long-term incentive.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

(b)	This column represents the total compensation paid to the PEO in that year which includes: base salary, short term incentive plan and long-term incentive.

(c)	This column represents the average of the total target compensation of the Non-PEO NEOs which includes: base salary, short term incentive plan and long-term incentive.

(d)	This column represents the average of the total compensation paid to the Non-PEO NEOs in that year which includes: base salary, short term incentive plan and long-term incentive.
Benefits
The NEOs are eligible for full participation in all rights and benefits under any life insurance, disability, medical, dental, health and accident plans maintained by Gran Tierra for its employees and executive officers. Our executive officers generally do not receive any supplemental retirement benefits or perquisites, except for corporate health services and other immaterial perquisites that may be provided on a case-by-case
basis from time to time. In addition, our employees including our executive officers will be paid 100% of their base salary in the event they become disabled while still employed by us, until such time as the executive officer begins to receive long-term disability insurance benefits which are intended to pay two-thirds
of base salary to a maximum of $15,000/month to age 70. These are standard basic benefits in our industry and aid our ability to retain and recruit key talent. In addition, the NEOs are eligible to participate in the Company’s Employee Share Purchase Plan, under which employees may contribute a portion of their gross salary, with the Company matching up to 10% of such contributions to be used to purchase shares at market price.
Share Ownership Guidelines
We have implemented share ownership guidelines for all of our executives, which are designed to align their long-term financial interests with those of our stockholders. The NEO share ownership guidelines are as follows:

Position	Guideline	Ownership Relative to Base Salary as of December 31, 2025

Chief Executive Officer	3 X base salary	Exceeds

Chief Financial Officer	2 X base salary	Exceeds

Chief Operating Officer	2 X base salary	On track

Other Executive Officers	1 X base salary	Exceeds
If at any time an executive officer does not meet their ownership requirement, they must retain (a) any of our Common Stock owned by them (whether owned directly or indirectly) and (b) any net shares received as the result of the exercise, vesting or payment of any equity award until the ownership requirement is met, in each case unless otherwise approved by the Compensation Committee. For this purpose, “net shares” means the shares of stock that remain after shares are sold or withheld to (i) pay the exercise price for a stock option award or (ii) satisfy any tax obligations, including withholding taxes, arising in connection with the exercise, vesting or payment of an equity award.
Compliance with our share ownership requirements is evaluated as of December 31 of each year. The value of an individual’s share ownership as of such date is determined by multiplying the number of shares of our stock or other eligible equity interests held by the individual by the greater of the purchase price of the stock or the closing price on December 31 of each year.
In determining stock ownership levels, we include shares of common stock held directly or indirectly by the officer (including shares beneficially owned in a trust, by a limited liability company or partnership, and by a spouse and/or minor children). Outstanding RSUs, PSUs and unexercised stock options are not included. If an executive officer does not satisfy the stock ownership requirements, they must retain all shares acquired on the vesting of equity awards or the exercise of stock options (net of exercise costs and taxes) until compliance is achieved. All of the NEO’s are in compliance.
Clawback Provisions
We maintain a clawback policy that is intended to comply with the requirements of NYSE Stock Market Listing Standard303A.14 implementing Rule
10D-1
under the Exchange Act. In the event we are required to prepare an accounting restatement of our financial statements due to material non-compliance
with any financial reporting requirement under the federal securities laws, we will recover the excess incentive-based compensation received by any covered executive, including our named executive officers, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.

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PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Prohibition on Speculative Trading of Company Stock
We maintain a policy for securities transactions applicable to all employees including officers, directors, and other members of management of the Company which prohibits engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time. The policy also prohibits margining or pledging Company securities. In addition, our Insider Trading Policy, among other things, prohibits our officers, including our NEOs, directors and employees from trading during quarterly and special blackout periods.
Employment Agreements
The Compensation Committee approves the terms of all NEO employment agreements. The terms of those agreements were structured to attract and retain persons key to our success, as well as to be competitive with compensation practices for executives in similar positions at companies of similar size and complexity. In assessing whether the terms of the employment agreements were competitive, the Compensation Committee received advice from our independent compensation consultant and reviewed appropriate surveys and industry benchmarking data. The employment agreements do not have a fixed term. No changes were made to any of the NEO employment agreements already in place during 2025. The terms of the NEO employment agreements provide for certain payments and benefits in connection with a termination of employment and corporate transaction. The Compensation Committee believes these payments allow management to focus their attention and energy on making objective business decisions that are in the best interests of stockholders without allowing personal considerations to affect the decision-making process. Additionally, executive officers at other companies in our industry and the general market in which we compete for executive talent commonly provide post-termination payments, and we have consistently provided this benefit to certain executives in order to remain competitive in attracting and retaining skilled professionals in our industry. In 2017, the Company’s pay practices were amended so that no new employment agreements entered into between Gran Tierra and executive officers will include any provisions that provide for excise tax gross-ups
or “single” or “modified single” triggers resulting in severance payments or accelerated vesting of equity awards upon a change in control.
Equity Grant Practices
PSUs and RSUs are typically approved at the meeting of the Compensation Committee in February and granted at the subsequent meeting of our Board, or in the case of any new employees, such later date on which such grantee commences employment with the Company. We do not time the disclosure of material nonpublic information for the purpose of affecting the value of any executive compensation awards.
Say on Pay Advisory Vote on Executive Compensation
The Company asked stockholders to vote on a
“say-on-pay”
advisory vote on our executive compensation in 2025 at the 2025 annual meeting of stockholders. Stockholders expressed support for the compensation of our named executive officers, with approximately 91.22% of the votes cast in favor of the
“say-on-pay”
advisory vote. Given the level of stockholder support, the Company did not make any material changes to our compensation programs in 2025 as a result of the
“say-on-pay”
advisory vote. The Compensation Committee also considers many other factors in evaluating our executive compensation programs as discussed in the Executive Compensation section, including the Compensation Committee’s assessment of the interaction of our compensation programs with our corporate business objectives and review of peer group data, each of which is evaluated in the context of the Compensation Committee’s duty to act in the best interests of our stockholders. The Company conducts this advisory vote on executive compensation annually, and the next “say-on-pay” advisory vote will occur at the 2027 annual meeting of stockholders.
REPORT OF THE COMPENSATION COMMITTEE
The Compensation Committee has reviewed and discussed with management the Company’s disclosure under “Executive Compensation” contained in this proxy statement. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Executive Compensation be included in this proxy statement.
The following directors served on the Compensation Committee at the time the Committee reviewed and discussed the Executive Compensation disclosure and recommended its inclusion in this proxy statement:
Brooke Wade, Chair
Robert B. Hodgins
David Smith

Gran Tierra Energy 2026 Proxy Statement	41

PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table
The following table summarizes the compensation of our NEOs for their performance during the years ended December 31, 2025, 2024 and 2023.

Name and Position	Year	Salary (1) ($)	Stock Awards (2) ($)	Option Awards (3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	All Other Compensation (5) ($)	Total ($)

Gary S. Guidry President and Chief Executive Officer	2025	510,055	2,040,221	—	397,843	138,182	3,086,301
	2024	486,449	1,945,796	—	458,652	79,496	2,970,393
	2023	453,652	1,234,874	306,465	489,944	53,255	2,538,190

Ryan Ellson Executive Vice President, Finance & Chief Financial Officer	2025	364,325	1,275,138	—	269,601	15,465	1,924,529
	2024	347,463	1,216,122	—	275,191	28,333	1,867,109
	2023	321,337	843,832	209,416	299,410	41,203	1,715,198

Sebastien Morin Chief Operating Officer	2025	364,325	1,275,138	—	255,028	46,585	1,941,076
	2024	347,463	1,216,122	—	236,275	37,858	1,837,718
	2023	47,110	748,814	184,233	—	4,159	984,316

(1)
All compensation is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. 2025 compensation amounts reflect the exchange rate at December 31, 2025 of one U.S. dollar to Canadian $1.3724.

(2)
Amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of RSU and PSU awards, computed in accordance with
ASC 718
, disregarding estimated forfeitures. The PSU awards are subject to market conditions and have been valued based on the probable outcome of the market conditions as of the grant date. For a discussion of valuation assumptions, see Note 8—Share Capital of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form
10-K
for the year ended December 31, 2025. Assuming maximum performance is achieved, the value of PSUs granted in 2025 based on the price of the Company’s shares at the date of grant would be as follows: Gary S. Guidry—$3,116,719; Ryan Ellson—$1,947,956 and Sebastien Morin—1,947,956. —

(3)
Amounts reported in the “Option Awards” column represent the aggregate grant date fair value of stock options, computed in accordance with ASC 718. The value ultimately realized by the NEOs upon the actual vesting or the exercise of the stock option(s) may or may not be equal to this determined value. For a discussion of valuation assumptions, see Note 8—Share Capital of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form
10-K
for the year ended December 31, 2025.

(4)
Amounts reported in the
“Non-equity
Incentive Plan Compensation” column for each year represent the annual bonus amount earned in respect of the applicable year, irrespective of when the earned amount was actually paid.

(5)
Amounts reported in the “All Other Compensation” column include matching contributions to the Employee Share Purchase Plan, parking and transportation allowances, corporate health and group term life insurance, and other perquisites, as shown in the table below.

Name	Employee Share Purchase Plan Contribution (1) ($)	Corporate Health and Group Term Life Insurance ($)	Parking and Transportation Allowance ($)	Total ($)

Gary S. Guidry	51,005	82,035	5,141	138,181

Ryan Ellson	5,313	5,011	5,141	15,465

Sebastien Morin	36,432	5,011	5,141	46,584

(1)	These amounts reflect the Company’s matching contributions to the NEOs’ Employee Share Purchase Plan accounts.

42	Gran Tierra Energy 2026 Proxy Statement

PROPOSAL 3: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

2025 GRANTS OF PLAN-BASED AWARDS
The following table shows certain information regarding grants of plan-based awards granted to the NEOs for the fiscal year ended December 31, 2025:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards PSUs			All Other Awards: RSUs (#)	Grant Date Fair Value of Stock Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Gary S. Guidry		—	510,055	1,020,110

	2/26/2025				—	229,508	459,016		2,040,221

	2/26/2025							57,377	—

Ryan Ellson		—	291,460	582,920

	2/26/2025				—	143,443	286,886		1,275,138

	2/26/2025							35,861	—

Sebastien Morin		—	291,460	582,920

	2/26/2025				—	143,443	286,886		1,275,138

	2/26/2025							35,861

(1)
The amounts in this column reflect the aggregate grant date fair value of awards granted to NEOs in 2025 computed in accordance with ASC 718, disregarding
estimated forfeitures. The value ultimately realized by each NEO upon the actual vesting of the award(s) may or may not be equal to this determined value. For a discussion of the valuation assumptions, see Note 13 — Share Capital of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form
10-K
for the year ended December 31, 2025.

Gran Tierra Energy 2026 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2025
The following table shows for the fiscal year ended December 31, 2025, certain information regarding outstanding equity awards held by each of the NEOs.

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Unearned Units That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)

Gary S. Guidry	68,853	—		8.2	March 1, 2026	190,975 (2)		809,734	—		—

	37,500	—		14.2	February 24, 2027	120,107	(3)	509,254	180,161	(4)	763,883	(3)

	35,444	17,721	(5)	8.6	February 23, 2028	45,902	(6)	194,624	183,606	(7)	778,489	(6)

			(8)

Ryan Ellson	47,049	—		8.2	March 1, 2026	130,500	(2)	553,320	—		—

	25,625	—		14.2	February 24, 2027	75,067	(3)	318,284	112,601	(4)	477,428	(3)

	24,220	12,109	(5)	8.6	February 23, 2028	28,689	(6)	121,641	114,754	(7)	486,557	(6)

			(8)

Sebastien Morin	26,750	13,375	(9)	6.83	November 6, 2028	145,816		618,260	—		—

						75,067	(3)	318,284	112,601	(4)	477,428	(3)

						28,689	(6)	121,641	114,754	(7)	486,557	(6)

(1)	Calculated using $4.24 which was the closing price of Gran Tierra’s common stock on the last trading day of the year, December 31, 2025.

(2)	These amounts include the tranches of the PSU awards granted in February 2023 which were vested December 31, 2025 and were settled in March 15, 2026.

(3)
Provided that our NEOs remain employed through the settlement date, these amounts represent the number of shares of common stock, or their cash equivalent
, deliverable to each NEO with respect to the first and second tranches (representing 40% of the target amount) of the PSU award granted on February 22, 2024. These amounts represent the actual number of shares of common stock, or their cash equivalent, earned pursuant to the terms of the PSUs for the performance period from January 1, 2024 through December 31, 2026, and the period January 1, 2025 through December 31, 2027. The first tranche became earned at 50% of target and the second tranche became earned at 200% of target. The awards are enumerated in this column because while the performance element of vesting for the awards has been fulfilled, the continued service requirement for vesting has not. If the NEOs do not remain employed through the settlement date, they will forfeit the awards. As such, the awards were not fully vested as of December 31, 2025.

(4)
These amounts include the tranches (representing 40% of the target amount) of the PSU award granted on February 22, 2024 the vesting of which is still subject to performance conditions. The applicable performance period for the third tranche (representing 20% of the target amount) is January 1, 2026 through December 31, 2028. The fourth tranche (representing 40% of the target amount) has a performance period which began on January 1, 2023 and will end on December 31, 2028.

(5)	These options vest one-third on February 24, 2023, one-third on February 24, 2024, and one-third on February 24, 2025, in each case if the option holder is still employed by Gran Tierra on such date.

(6)
Provided that our NEOs remain employed through the settlement date, these amounts represent the number of common shares, or their cash equivalent, deliverable to each NEO with respect to the first tranche (representing 20% of the target amount) of the PSU award granted on February 26, 2025. These amounts represent the actual number of common shares, or their cash equivalent, earned pursuant to the terms of the PSUs for the performance period from January 1, 2025 through December 31, 2027. The awards are enumerated in this column because while the performance element of vesting for the awards has been fulfilled, the continued service requirement for vesting has not. If the NEOs do not remain employed through the settlement date, they will forfeit the awards. As such, the awards were not fully vested as of December 31, 2025.

(7)
These amounts include the tranches (representing 80% of the target amount) of the PSU award granted on February 26, 2025 the vesting of which is still subject to performance conditions. The applicable performance period for the second tranche (representing 20% of the target amount) is January 1, 2026 through December 31, 2028, and the applicable performance period for the third tranche (representing 20% of the

44	Gran Tierra Energy 2026 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

target amount) is January 1, 2027 through December 31, 2029. The fourth tranche (representing 40% of the target amount) has a performance period which began on January 1, 2025 and will end on December 31, 2029. The amounts above represent the maximum number of the PSUs that may vest. The actual number of PSUs that vest pursuant to the PSU award granted on February 26, 2025 will depend on our performance over the applicable performance periods and the NEOs continued employment through the date of settlement.

(8)	These options vest one-third on February 23, 2024, one-third on February 23, 2025 and one-third on February 23, 2026, in each case if the option holder is still employed by Gran Tierra on such date.

(9)	These options vest one-third on November 6, 2024 one-third on November 6, 2025 and one-third on November 6, 2026, in each case if the option holder is still employed by Gran Tierra on such date.
2025 STOCK VESTED
The following table presents information concerning the PSUs that vested during the fiscal year ended December 31, 2025, for the NEOs.

	Stock Awards

Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)

Gary S. Guidry	190,975	777,267

Ryan Ellson	130,500	531,135

Sebastien Morin	145,816	593,471

(1)	All PSUs that vested during 2025 were settled in cash, and accordingly no shares of common stock were issued in respect of such awards.

(2)
The amounts in this column were calculated by multiplying the number of shares of common stock subject to the PSU that vested in 2025 by $4.07 which
was the 10 day VWAP price of shares of Gran Tierra’s common stock on the last trading day of the year, December 31, 2025.

Potential Payment Upon Termination or Change of Control
In the event that any of our NEOs dies, voluntarily resigns without “good reason”(as defined below), or the NEO’s employment is terminated by Gran Tierra for “cause” (as defined below), the NEO will not be entitled to receive any further compensation or benefits other than those which have accrued up to the NEO’s last day of active service.
Messrs. Guidry, Ellson and Morin are entitled to severance payments in the event of an involuntary termination of employment by Gran Tierra other than for cause or a termination of employment by the NEO for good reason, as follows:

Base Salary + Bonus Earned during 12 months preceding Termination multiplied by:

Gary S. Guidry	2

Ryan Ellson	1.5

Sebastien Morin	1.5

Gran Tierra Energy 2026 Proxy Statement	45

EXECUTIVE COMPENSATION

Under the terms of Mr. Guidry’s employment agreement, to the extent that (i) he is required to file a U.S. income tax return with the Internal Revenue Service and (ii) certain payments or benefits received or to be received by him constitute “parachute payments” within the meaning of Section 280G of the Code that will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company will pay to Mr. Guidry, no later than the time such Excise Tax is required to be paid by Mr. Guidry or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by Mr. Guidry, plus an additional amount necessary to put him in the same after-tax
position as if no Excise Tax had been imposed. In 2025, this amount would have been $2,626,008, calculated as follows:

Total termination payment	$5,050,017

Gross-Up of taxable income	1,763,778

Total taxable income	6,813,795

Canadian tax payable	(3,270,622)

Net cash	3,543,173

US Excise tax payable	(917,165)

Net after tax	$2,626,008
Pursuant to the employment agreements for each of Messrs. Guidry, Ellson and Morin, “cause” means any act or omission of the executive which
would, at common law, permit an employer to terminate the employment of an employee without notice or payment in lieu of notice.
As defined in the employment agreements for each of Messrs. Guidry, Ellson and Morin “good reason” generally means any of the following without the executive’s express written consent:
(a) an adverse change in position, titles, duties or responsibilities, except in connection with the termination of employment for cause;
(b) a reduction by the company of the executive’s base salary except to the extent that the annual base salaries of all other executive officers are similarly reduced or any change in the basis upon which the Executive’s annual compensation is determined or paid if the change is adverse to the executive (excluding changes to the annual bonus);
(c) a change in control (as defined below) of Gran Tierra Energy Inc. or GTE Alberta Inc. occurs; or
(d) any breach by the Company of any material provision of the employment agreement.
The following events will generally constitute a “change in control” pursuant to the employment agreements with each of Messrs. Guidry, Ellson and Morin:
(1) a disposition of all or substantially all of the assets of Gran Tierra Energy Inc. or GTE Alberta Inc.;
(2) a majority of the voting securities of GTE Alberta Inc. cease to be controlled, directly or indirectly, by Gran Tierra Energy Inc.; or
(3) a merger or other transaction of Gran Tierra Energy Inc. with or into another company pursuant to which any person or combination of persons thereafter holds a greater number of voting securities of the continuing company than the number of voting securities of the continuing company held by former stockholders of Gran Tierra Energy, Inc.
Upon a termination of employment, each of Messrs. Guidry, Ellson and Morin forfeit any unvested RSUs and stock options.

46	Gran Tierra Energy 2026 Proxy Statement

EXECUTIVE COMPENSATION

Estimated Potential Payments
The table below sets forth estimates of the amounts payable to each NEO in the event of an involuntary termination of employment by us without cause or by the NEO for good reason (both outside the context of or in connection with a specified corporate transaction), and in connection with a specified corporate transaction (i.e., on a “single-trigger” basis), in each case, assuming the triggering event had occurred on December 31, 2025.

		Acceleration of Vesting

Name	Cash Severance ($)	Stock Options ($) (1)	PSUs/RSUs ($) (1)	Total ($)
Gary S. Guidry

Termination without Cause or Resignation for Good Reason	1,815,796	—	—	1,815,796

Change in Control	—	—	3,416,634	3,416,634

Termination without Cause or Resignation for Good Reason following a Corporate Transaction	1,815,796	—	3,416,634	5,232,430
Ryan Ellson

Termination without Cause or Resignation for Good Reason	950,888	—	—	950,888

Change in Control	—	—	2,170,918	2,170,918

Termination without Cause or Resignation for Good Reason following a Corporate Transaction	950,888	—	2,170,918	3,121,806
Sebastien Morin

Termination without Cause or Resignation for Good Reason	929,030	—	—	929,030

Change in Control	—	—	2,219,746	2,219,746

Termination without Cause or Resignation for Good Reason following a Corporate Transaction	929,030	—	2,219,746	3,148,776

(1)
Unvested equity awards will accelerate and become fully vested immediately prior to a Corporate Transaction. With respect to stock options, the value is calculated as (a) the difference between $4.24, the closing price of our common stock on December 31, 2025, and the exercise price of the applicable option, multiplied by (b) the number of unvested options subject to accelerated vesting held by the applicable NEO. With respect to PSUs/RSUs, the value is calculated as (a) $4.24, the closing price of our common stock on December 31, 2025, multiplied by (b) the number of unvested PSUs/RSUs subject to accelerated vesting held by the applicable NEO, assuming a performance factor of 1 for the PSUs.

Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Act, we are providing the following information about the relationship of the annual total compensation of our employees (other than our Chief Executive Officer) and the annual total compensation of our Chief Executive on December 31, 2025.
In determining our median employee, we prepared a list of all employees as of December 31, 2025. Consistent with SEC rules, we used reasonable estimates both in the methodology used to identify the median employee and in calculating the annual total compensation for employees other than the Chief Executive Officer. In measuring our employees’ total compensation, for employees other than the Chief Executive Officer, we used their base salary paid in 2025, their annual cash bonus paid in 2025 and grant date fair value of the equity awards they received in 2025. Total compensation for Gary S. Guidry, our Chief Executive Officer, was determined to be 3,086,301 and was approximately 37 times the median annual compensation of all Company employees excluding the Chief Executive Officer, which as of December 31, 2025 was $82,817. For purposes of this calculation, the Company had 469 employees in Canada, Colombia, and Ecuador excluding the Chief Executive Officer.

Gran Tierra Energy 2026 Proxy Statement	47

PAY VERSUS PERFORMANCE DISCLOSURE

Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company for the five most recently completed fiscal years. For further information concerning the Company’s pay for performance philosophy and how the Company’s aligns executive compensation with the Company’s performance, refer to “Executive Compensation – Compensation Discussion and Analysis”.

Year	Summary Compensation Table Total for PEO (USD) (1)	Compensation Actually Paid to PEO (USD) (2)	Average Summary Compensation Table Total for Non-PEO NEOs (USD) (3)	Average Compensation Actually Paid to Non-PEO NEOs (USD) (4)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (USD) (7)	Adjusted EBITDA (non-GAAP) (USD) (8)
					Total Shareholder Return (TSR) (5)	Per Group Total Shareholder Return (6)

2025	$3,086,301	$1,373,346	$1,932,803	$734,869	$59	$98	$(195,049,000)	$283,656,000

2024	$2,970,393	$2,433,793	$1,634,344	$1,133,130	$128	$99	$3,216,000	$366,758,000

2023	$2,538,190	$289,830	$1,392,398	$279,435	$57	$104	$(6,287,000)	$399,355,000

2022	$2,644,976	$3,282,698	$1,217,774	$1,575,272	$74	$151	$139,029,000	$481,882,000

2021	$2,674,229	$3,744,595	$1,236,997	$1,781,183	$155	$254	$42,482,000	$240,134,000

(1)	The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table.

(2)
The dollar amounts reported represent the amount of “compensation actually paid” paid to Mr. Guidry, as computed in accordance with SEC rules, and do not reflect the total compensation actually realized or received by Mr. Guidry. In accordance with these rules, these amounts reflect the “Total Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown below for 2025. Equity values are calculated in accordance with FASB ASC Topic 718.

Compensation Actually Paid to PEO	2025

Summary Compensation Table Total	$3,086,301

Less, average value of “Stock Awards” reported in Summary Compensation Table	$(2,040,221)

Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	$1,216,392

Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	$(473,281)

Plus (less), average change in fair value from last day of prior fiscal year to vesting date for equity awards granted in prior years that vested in the year	$(415,845)

Average Compensation Actually Paid to PEO	$1,373,346

(3)
The dollar amounts reported represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding our CEO, Mr. Guidry) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding our CEO) included for purposes of calculating the average amounts in each of the five years are as follows: for 2025 (during which we were a smaller reporting company and therefore subject to reduced disclosure obligations regarding executive compensation) Ryan Ellson and Jim Evans; for 2024: Ryan Ellson, Sebastien Morin, Jim Evans and Phillip D. Abraham; for 2023 (during which we were a smaller reporting company and therefore subject to reduced disclosure obligations regarding executive compensation): Ryan Ellson and Jim Evans .

(4)
The dollar amounts reported represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our CEO, Mr. Guidry), as computed in accordance with SEC rules. In accordance with these rules, these amounts reflect “Total Compensation” as set forth in the Summary Compensation Table for each year, adjusted as shown below for 2023. Equity values are calculated in accordance with FASB ASC Topic 718.

Average Compensation Actually Paid to Non-PEO NEOs	2025

Summary Compensation Table Total	$1,932,803

Less, average value of “Stock Awards” reported in Summary Compensation Table	$(1,275,138)

Plus, average year-end fair value of outstanding and unvested equity awards granted in the year	$760,249

Plus (less), average year over year change in fair value of outstanding and unvested equity awards granted in prior years	$(469,335)

Plus (less), average change in fair value from last day of prior fiscal year to vesting date for equity awards granted in prior years that vested in the year	$(213,710)

Average Compensation Actually Paid to Non-PEO NEOs	$734,869

48	Gran Tierra Energy 2026 Proxy Statement

PAY VERSUS PERFORMANCE DISCLOSURE

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: S&P O&G E&P Select Index Total Return.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
EBITDA is a key indicator of a business’s performance, profitability, value and ability to add debt. It’s a picture of the core profit of a company and provides a picture of its available cash flow. Adjusted EBITDA, as presented, is defined as EBITDA adjusted for asset impairment, goodwill impairment, non-cash
lease expense, lease payments, unrealized foreign exchange gains or losses, unrealized derivative instruments gains or losses, other financial instruments gains or losses, other non-cash
gains or losses, and stock-based compensation expense. Management uses this supplemental measure to analyze performance and income generated by our principal business activities prior to the consideration of how non-cash
items affect that income and believes that this financial measure is a useful supplemental information for investors to analyze our performance and our financial results. A reconciliation from net income or loss to EBITDA and adjusted EBITDA is available in the Company’s Annual Report.

As described in greater detail in “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance
philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our stockholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•	1P Reserve Replacement

•	Lifting Costs

•	Free Cash Flow
Analysis of the Information Presented in the Pay versus Performance Table
As described in more detail in the section “Executive Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance
philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, all of those Company measures are not presented in the Pay versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

Gran Tierra Energy 2026 Proxy Statement	49

PAY VERSUS PERFORMANCE DISCLOSURE

Compensation Actually Paid and TSR

Pay Versus TSR 2021-2025
Indexed TSR
$300
$250
$200
$150
$100
$50
$0
Compensation Actually Paid ($MM)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2021
2022
2023
2024
2025
CAP to PEO
Avg Cap to Other NEO's
Company TSR
Peer TSR

Compensation Actually Paid and Net Income

Pay Versus Net Income 2021-2025
Annual Net Income ($MM)
$200
$150
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
Compensation
Actually Paid ($MM)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2021
2022
2023
2024
2025
CAP to PEO
Avg Cap to Other NEO's
Net Income

50	Gran Tierra Energy 2026 Proxy Statement

PAY VERSUS PERFORMANCE DISCLOSURE

Compensation Actually Paid and EBITDA

Pay Versus EBITDA 2021-2025
$600
$500
$400
$300
$200
$100
$0
EBITDA ($MM)
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Compensation Actually Paid ($MM)
2021
2022
2023
2024
2025
CAP to PEO
Avg Cap to Other NEO's
EBITDA

Gran Tierra Energy 2026 Proxy Statement	51

Certain Relationships and Related Transactions

RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES

Gran Tierra discourages transactions with related persons. The charter of the Audit Committee provides that the Audit Committee is charged with reviewing and recommending to the Board the approval or disapproval of any related person transactions, as defined under Regulation S-K, Item 404. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which Gran Tierra was or is to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. In addition, potential related persons transactions are to be referred to the Chief Executive Officer and brought to the attention of the full Board if material.

There have been no related party transactions since January 1, 2025 where the procedures described above did not require review, approval or ratification or where these procedures were not followed.

CERTAIN RELATED-PERSON TRANSACTIONS

Gran Tierra has entered into indemnity agreements with certain officers and directors which provide, among other things, that Gran Tierra will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Gran Tierra, and otherwise to the fullest extent permitted under Delaware law and Gran Tierra’s Certificate of Incorporation and Bylaws.

Stockholder Proposals

Stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2027 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act and must submit their proposals to us at our principal executive offices (to the Corporate Secretary at 500 Centre Street S.E., Calgary, Alberta, Canada T2G 1A6, not later than the close of business on November 19, 2026. If the date of the 2027 annual meeting is changed by more than 30 days from the date of the 2026 annual meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2027 annual meeting.

Our Bylaws provide that stockholders may nominate persons for election to the Board of Directors or bring any other business before the stockholders (other than matters properly brought under Rule 14a-8) at the 2027 annual meeting of stockholders only by sending to our Corporate Secretary a notice containing the information required by our Bylaws. Notice to us must be made not less than 30 or more than 65 days prior to the date of the annual meeting; provided, however, that if the annual meeting is to be held on a date that is less than 50 days after the date on which the public announcement of the date of the annual meeting was made by Gran Tierra, notice may be made not later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by Gran Tierra. Detailed information about how to make stockholder proposals or nominations for our annual meetings of stockholders can be found in our Bylaws.

In addition, under SEC Rule 14a-19 we are required to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, our Corporate Secretary must receive notice under SEC Rule 14a-19 no later than March 9, 2027. Please note that the notice requirement under SEC Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

52	Gran Tierra Energy 2026 Proxy Statement

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of Gran Tierra will be “householding” Gran Tierra’s proxy materials. A single Notice of Internet Availability of Proxy Materials or a single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or a separate set of annual meeting materials, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting Gran Tierra Energy Inc., Corporate Secretary, 500 Centre Street S.E., Calgary, Alberta, Canada T2G 1A6 or by telephone at (403) 265-3221. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials or multiple sets of annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

Other Matters

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ Gary Guidry
Gary S. Guidry
President and Chief Executive Officer

March 17, 2026

A copy of Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including the financial statements and the financial statement schedules required to be filed with the SEC for the Company’s most recent fiscal year, is available without charge upon written request to: Gran Tierra Energy Inc., 500 Centre Street S.E., Calgary, Alberta, Canada T2G 1A6, Attention: Corporate Secretary.

Gran Tierra Energy 2026 Proxy Statement	53

Forward Looking Statements Advisory

This proxy statement contains forward-looking statements regarding the Company within the meaning of applicable securities laws and regulations. These statements include those relating to the Company’s plans, goals and expectations. They are subject to a variety of risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to, the risks detailed in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The forward-looking statements speak only as of the date of this proxy statement, and we assume no obligation to update any of these forward-looking statements, except as required by law.

Disclosure of Oil and Gas Information

Gran Tierra’s Statement of Reserves Data and Other Oil and Gas Information on Form 51-101F1 dated effective as at December 31, 2025 (the “GTE 51-101F1”), which includes disclosure of its oil and gas reserves and other oil and gas information in accordance with Canadian National Instrument 51-101 – Standards of Disclosure for Oil and Gas Activities (“NI 51-101”) and the Canadian Oil and Gas Evaluation Handbook (“COGEH”) forming the basis of this document, is available on SEDAR at www.sedar.com. All reserves values, future net revenue and ancillary information contained herein are as of December 31, 2025, are derived from a report with an effective date of December 31, 2025 (the “GTE McDaniel Reserves Report”) prepared by Gran Tierra’s independent qualified reserves evaluator McDaniel & Associates Consultants Ltd. (“McDaniel”) and calculated in compliance with NI 51-101 and COGEH.

Estimates of net present value contained herein do not necessarily represent fair market value of reserves or resources. Estimates of reserves or resources and future net revenue for individual properties may not reflect the same level of confidence as estimates of reserves and future net revenue for all properties, due to the effect of aggregation. There is no assurance that the forecast price and cost assumptions applied by McDaniel in evaluating Gran Tierra’s reserves will be attained and variances could be material. All reserves assigned in the GTE McDaniel Reserves Report are located in Colombia and Ecuador and presented on a consolidated basis by foreign geographic area. There are numerous uncertainties inherent in estimating quantities of crude oil reserves and the future cash flows attributed to such reserves. The reserve and associated cash flow information set forth in the GTE McDaniel Reserves Report are estimates only. References to a formation where evidence of hydrocarbons has been encountered is not necessarily an indicator that hydrocarbons will be recoverable in commercial quantities or in any estimated volume. Gran Tierra’s reported production is a mix of light crude oil and medium and heavy crude oil for which there is no precise breakdown since the Company’s oil sales volumes typically represent blends of more than one type of crude oil. Drilling locations disclosed herein are derived from the GTE McDaniel Reserves Report and account for drilling locations that have associated Undeveloped and Proved plus Probable Undeveloped reserves, as applicable.

Gas volumes are converted to BOE at the rate of 6 Mcf of gas per bbl of oil, based upon the approximate relative energy content of gas and oil. The rate is not necessarily indicative of the relationship between oil and gas prices. BOEs may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. In addition, given that the value ratio based on the current price of oil as compared with natural gas is significantly different from the energy equivalent of six to one, utilizing a BOE conversion ratio of 6 Mcf: 1 bbl would be misleading as an indication of value.

This document contains a number of oil and gas metrics, including reserves replacement, net asset value (“NAV”) per share and FD&A costs, which do not have standardized meanings or standard methods of calculation and therefore such measures may not be comparable to similar measures used by other companies and should not be used to make comparisons. Such metrics have been included herein to provide readers with additional measures to evaluate the Company’s performance; however, such measures are not reliable indicators of the future performance of the Company and future performance may not compare to the performance in previous periods.

•

Reserves replacement is calculated as reserves in the referenced category per the GTE McDaniel Reserves Report divided by estimated referenced production. Management uses this measure to determine the relative change of its reserve base over a period of time.

54	Gran Tierra Energy 2026 Proxy Statement

•

NAV per share is calculated as net asset value at 10% discount (before or after tax, as applicable) of the applicable reserves category per the GTE McDaniel Reserves Report minus estimated debt, divided by the number of shares of Gran Tierra’s common stock issued and outstanding. Management uses NAV per share as a measure of the relative change of Gran Tierra’s net asset value over its outstanding common stock over a period of time.

•

FD&A costs are calculated as estimated exploration and development capital expenditures in Colombia, divided by the applicable reserves additions per the GTE McDaniel Reserves Report both before and after changes in FDC. The calculation of FD&A costs incorporates the change in FDC required to bring proved undeveloped and developed reserves into production. The aggregate of the exploration and development costs incurred in the financial year and the changes during that year in estimated FDC may not reflect the total FD&A costs related to reserves additions for that year. Management uses FD&A costs as a measure of its ability to execute its capital program and of its asset quality.

Definitions

All dollar ($) amounts referred to in this proxy statement are United States (U.S) dollars, unless otherwise indicated.

BOE means barrels of oil equivalent.

BOEPD means barrels of oil equivalent per day.

MMBOE means million barrels of oil equivalent.

Proved (1P) reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved plus probable reserves.

Possible reserves are those additional reserves that are less certain to be recovered than Probable reserves. There is a 10% probability that the quantities actually recovered will equal or exceed the sum of Proved plus Probable plus Possible reserves. The estimate of reserves for individual properties may not reflect the same confidence level as estimates of reserves for all properties, due to the effects of aggregation.

Undeveloped reserves are those reserves expected to be recovered from known accumulations where a significant expenditure (e.g., when compared to the cost of drilling a well) is required to render them capable of production. They must fully meet the requirements of the reserves category (proved, probable, possible) to which they are assigned.

See the GTE 51-101F1 for additional definitions regarding terms used in this document.

Gran Tierra Energy 2026 Proxy Statement	55

CORPORATE RESPONSIBILITY

Highlights

2025

GranTierra Energy

Motto
500 m

"Safety remains our top priority. By leading through action, we continue to strengthen a safety culture embedded across our entire organization. We have demonstrated this commitment by accumulating 37.2 million person-hours worked without any Lost Time Injuries.

Safety is a shared responsibility, and our commitment to safe work practices ensures each of us returns home every day."

- Gary Guidry, President & CEO

+1.9M

Over 1.9M trees have been planted and over 5,600 hectares of land have been conserved or protected by Gran Tierra's environmental projects so far.

519Ha

Gran Tierra's Costayaco Forestry Centre and the newly opened Acordionero Forestry Centre span across 519 hectares of land.

~74%

Since 2019, Gran Tierra reduced its flaring emissions company-wide by~ 74%.

+36,000

In 2025, over 36,000 people in Colombia and Ecuador benefited from Gran Tierra's social investment programs.

37.2M

Gran Tierra has accumulated a total of 37.2 million person-hours without a Lost Time Injury.

For more information about our environmental, social and governance initiatives visit: www.grantierra.com

GRAN TIERRA ENERGY INC.

Form of Proxy – Annual Meeting to be held on May 8, 2026	Trader’s Bank Building 1100, 67 Yonge Street Toronto ON M5E 1J8

Appointment of Proxyholder I/We being the undersigned holder(s) of Gran Tierra Energy Inc. hereby appoint Gary S. Guidry, Ryan Ellson and Phillip Abraham, or any of them,	OR	Print the name of the person you are appointing if this person is someone other than the Proxyholders listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as indicated in the Notes to Proxy below) and all other matters that may properly come before the Annual Meeting of Stockholders of Gran Tierra Energy Inc. to be held virtually at https://meetings.lumiconnect.com/400-401-359-207 on FRIDAY, MAY 8, 2026, AT 10:00 A.M. (MOUNTAIN TIME) or at any adjournment thereof.

The Board of Directors recommends a vote FOR all five nominees listed in Proposal 1, FOR Proposals 2 and 3.

1. Election of Directors.	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
a. Gary S. Guidry	☐	☐	☐	b. Robert B. Hodgins	☐	☐	☐	c. Alison Redford	☐	☐	☐

d. Ronald W. Royal	☐	☐	☐	e. Brooke Wade	☐	☐	☐
2. Proposal to ratify the appointment of KPMG LLP as Gran Tierra Energy Inc.’s independent registered public accounting firm for Fiscal Year 2026.									For ☐	Against ☐	Abstain ☐
3. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.’s named executive officers, as disclosed in the proxy statement.									For ☐	Against ☐	Abstain ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.

Signature(s):	Date

/ /
MM / DD / YY
Annual Financial Statements – Check the box to the right if you would like to DECLINE to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail.	☐

This form of proxy is solicited by and on behalf of the Board of Directors.

Proxies must be received by 10:00 A.M., Mountain Time, on May 7, 2026.

DN:

Notes to Proxy

1.

Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.

2.

If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.), then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.	This proxy should be signed in the exact manner as the name appears on the proxy.

4.	If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the holder.

5.

The securities represented by this proxy will be voted as directed by the holder. If no direction is given, this proxy will be voted as recommended by the Board of Directors. The proxyholders named above are hereby authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

6.

The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8.	This proxy should be read in conjunction with the accompanying documentation provided by Gran Tierra Energy Inc..

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 8, 2026.

The Notice, Proxy Statement and Annual Report are available at:

https://www.grantierra.com/events/2026-annual-meeting/

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING:

To Vote Your Proxy Online please visit:

https://vote.odysseytrust.com

You will require the CONTROL NUMBER printed with your address to the right.

You can attend the meeting virtually by visiting https://meetings.lumiconnect.com/400-401-359-207 and entering the meeting ID 400-401-359-207. For further information on the virtual AGM and how to attend it, please view the management information circular of the company. The Meeting Password will be: “grantierra26” case sensitive. For further information on the virtual meeting and how to attend it, please view the management information circular of the company.

If you vote by Internet, do not mail this proxy.

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at https://odysseytrust.com/ca-en/help/.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.

GRAN TIERRA ENERGY INC.

Voting Instruction Form (“VIF”) – ANNUAL MEETING OF STOCKHOLDERS to be held on MAY 8, 2026	Trader’s Bank Building 1100, 67 Yonge Street Toronto ON M5E 1J8

Appointment of Appointee I/We being the undersigned holder(s) of Gran Tierra Energy Inc. hereby appoint(s) Gary S. Guidry, Ryan Ellson and Phillip Abraham, or any of them,	OR	Print the name of the person you are appointing if this person is someone other than the Appointees listed herein:

as my/our appointee with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as indicated in the Notes to VIF below) and all other matters that may properly come before the ANNUAL MEETING OF STOCKHOLDERS (the “Meeting”) of GRAN TIERRA ENERGY INC. to be held virtually at https://meetings.lumiconnect.com/400-401-359-207 on FRIDAY, MAY 8, 2026, AT 10:00 A.M. (MOUNTAIN TIME) or at any adjournment thereof.

The Board of Directors recommends a vote FOR all five nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Directors.	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
a. Gary S. Guidry	☐	☐	☐	b. Robert B. Hodgins	☐	☐	☐	c. Alison Redford	☐	☐	☐

d. Ronald W. Royal	☐	☐	☐	e. Brooke Wade	☐	☐	☐
2. Proposal to ratify the appointment of KPMG LLP as Gran Tierra Energy Inc.’s independent registered public accounting firm for Fiscal Year 2026.									For ☐	Against ☐	Abstain ☐
3. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.’s named executive officers, as disclosed in the proxy statement.									For ☐	Against ☐	Abstain ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any VIF previously given with respect to the Meeting. If no voting instructions are indicated above, this VIF will be voted as recommended by the Board of Directors.

Signature(s):	Date

/ /
MM / DD / YY

This form of VIF is solicited by and on behalf of the Board of Directors.

VIFs must be received by MAY 7, 2026 AT 10:00 AM (MOUNTAIN TIME)

Notes to VIF

1.

Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen appointee in the space provided on the reverse.

2.

If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.), then all of the holders must sign this VIF in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this VIF with signing capacity stated.

3.	This VIF should be signed in the exact manner as the name appears on the VIF.

4.	If this VIF is not dated, it will be deemed to bear the date on which it is mailed by the holder.

5.

The securities represented by this VIF will be voted as directed by the holder. If no such directions are made, this VIF will be voted FOR all five nominees listed in Proposal 1 FOR Proposals 2 and 3. The appointees named above are hereby authorized to vote in their discretion upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

6.

The securities represented by this VIF will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.	This VIF confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the Meeting.

8.	This VIF should be read in conjunction with the accompanying documentation provided by Gran Tierra Energy Inc.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on May 8, 2026.

The Notice, Proxy Statement and Annual Report are available at:

https://www.grantierra.com/events/2026-annual-meeting/

INSTEAD OF MAILING THIS VIF, YOU MAY SUBMIT YOUR VIF USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

To Vote Your VIF Online please visit:

https://vote.odysseytrust.com

You will require the CONTROL NUMBER printed with your address to the right.

You can attend the meeting virtually by visiting https://meetings.lumiconnect.com/400-401-359-207 and entering the meeting ID 400-401-359-207. For further information on the virtual AGM and how to attend it, please view the management information circular of the company. The Meeting Password will be: “grantierra26” case sensitive.

If you vote by Internet, do not mail this VIF.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.